Exhibit 3.1

Government of Québec
 The Inspector General of
Financial Institutions

CERTIFICATE OF AMENDMENT Companies Act (L.R.Q., chap. C-38)
Part 1A

I hereby attest that the company

CASCADES INC.

has amended its articles under Part 1A of the Companies Act, as indicated in the articles of amendment attached hereto.

1993 07 13

(Signed) The Inspector General of Financial Institutions

1184-1335

[Logo]	Gouvernement du Québec L'Inspecteur général des institutions financières
Formulaire 5 STATUTS DE MODIFICATION Loi sur les compagnies Partie 1A
1
Dénomination sociale ou numéro matricule

        CASCADES INC.

2
Les statuts de la compagnie sont modifiés de la facon suivante:

  Par la modification des conditions, restrictions, privilèges et droits afférents aux actions privilégiées, Catégorie "A", Série 1'aux fins d'octroyer aux détenteurs de ces actions de droit d'élier un administrateur de la Compagnie dans certaines circonstances en remplaçant l'article 5.13 de l'annexe 1 des statuts de continuation attestés par le certificat de continuation daté du 26 octobre 1982 et en ajoutant un nouvel article intitulé "Droit de représentation au conseil d'administration en cas de défaut de versement de dividendes" à l'annexe A des Statuts de modifications daté du 23 juillet 1992. Le texte complet des conditions, restrictions, privilèges et droits afférents aux actions privilégiées Catégorie "A", Série 1 est décrit à l'annexe 1 ainsi qu'à l'annexe A ci-jointes.

* * * * *

  By amending the rights, privileges, restrictions and conditions attaching to Class "A" Preferred Shares Series 1, in order to grant to the holders of these shares the right to elect a director of the Company under certain circumstances by replacing section 5.13 of annex 1 of the Articles of Continuance as evidenced by Certificate of Continuance dated October 26, 1982 and by adding, a new section entitled "Entitlement to Representation on the Board of Directors in the Event of Default of Payment of Dividend" to Annex A of the Articles of Amendment as evidenced by Certificate of Amendment dated July 23, 1992. The entire text of the rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares Series 1, is set forth in Annex 1 and Annex A attached hereto.

3	Date d'entrée en vigueur, si différente de la date du dépôt (voir instructions)	4	Dénomination sociale (ou numéro matricule) antérieure à la modification, si différente de celle mentionnée àla case 1
Signature de l'administrateur autorisé	Fonction du signataire	Administrateur

Réservé à l'administration		1184-1335

CASCADES INC.

SCHEDULE 1

AMENDMENTS AND DESCRIPTION OF SHARE CAPITAL OF THE COMPANY

COMMON SHARES

4.
The Common Shares grant their holders the following rights:

  VOTING

  4.1
  To vote on the basis of one vote per share at all shareholders' meetings, except for meetings where only the holders of specific classes of shares are entitled to vote;

  DIVIDENDS

  4.2
  Subject to the rights of the holders of other classes of shares, to receive the dividends declared by the Company; and

  LIQUIDATION

  4.3
  To share in the remainder of the property upon liquidation of the Company

CLASS "A" AND CLASS "B" PREFERRED SHARES

5.
The rights, privileges, conditions and restrictions attached to the Class "A" and Class "B" Preferred Shares of the Company are as follows:

  ISSUANCE IN SERIES

  5.1
  The Class "A" and Class "B" Preferred Shares are issuable in series as provided for hereinafter and rank equally within their respective classes as to dividends and capital.

  5.2
  Subject to the provisions of the Companies Act and the following provisions, which apply to all series of Class "A" and Class "B" Preferred Shares, and to all conditions pertaining to any series of outstanding Class "A" or Class "B" Preferred Shares, the directors of the Company are entitled to determine, by way of resolution duly passed prior to the issue of Class "A" or Class "B" Preferred Shares of each series and with no requirement to pass by-laws ratified by shareholders, to divide into series the Class "A" or Class "B" Preferred Shares and to determine the number of shares per series as well as the designation, rights, privileges, restrictions and conditions of each series of Class "A" or Class "B" Preferred Shares, including, without limiting the generality of the foregoing, the rate, amount or calculation method and the terms of payment of the dividends, whether cumulative or not, as well as the redemption, retraction, purchase or conversion or redemption or sinking fund provisions.

  5.3
  The directors must, prior to issuing Class "A" or Class "B" Preferred Shares of any series, amend the articles of the Company in order to set forth therein, as the case may be,

    the number and designation as well as the rights, privileges, conditions and restrictions determined for the Class "A" or Class "B" Preferred Shares of such series.

  DIVIDENDS

  5.4
  Registered holders of any series of Class "A" or Class "B" Preferred Shares shall be entitled to receive, in each fiscal year of the Company or on any other basis, cumulative or non-cumulative preferred dividends payable at the time, at the rates and for such amounts and at the place or places determined by the directors with respect to each series prior to the issuance of any Class "A" or Class "B" Preferred Shares of such series.

  5.5
  No dividend may be declared and paid or set aside for payment in a fiscal year on the Class "B" Preferred Shares, Common Shares or shares of any other class in the share capital of the Company ranking junior to the Class "A" Preferred Shares unless the current dividend and all accrued but unpaid dividends on all series of cumulative Class "A" Preferred Shares then outstanding and all dividends on all series of non-cumulative Class "A" Preferred Shares then outstanding have been declared and paid or set aside for payment.

  5.6
  No dividend may be declared and paid or set aside for payment in a fiscal year on the Common Shares or shares of any other class in the share capital of the Company ranking junior to the Class "B" Preferred Shares unless the current dividend and all accrued but unpaid dividends on all series of cumulative Class "B" Preferred Shares then outstanding and all dividends on all series of non-cumulative Class "B" Preferred Shares then outstanding have been declared and paid or set aside for payment.

  5.7
  Dividends on any series of cumulative Class "A" or Class "B" Preferred Shares shall start accruing as of a date falling within six (6) months following the respective date of issuance of each series to be determined, upon each issuance, by the directors prior to the issuance of the Class "A" and Class "B" Preferred Shares of such series and in the event such a date would not be determined, such dividend shall start accruing as of the date of issuance.

  5.8
  Holders of Class "A" and Class "B" Preferred Shares shall not be entitled to any additional or extra dividend other than the specific preferred dividends determined with respect to each Series 1n the rights, privileges, restrictions and conditions attached to the Class "A" and Class "B"' Preferred Shares of such series.

  LIQUIDATION, WINDING-UP OR DISSOLUTION

  5.9
  In the event of the liquidation, winding-up or dissolution of the Company or any other distribution of its assets to its shareholders, the holders of Class "A" and Class "B" Preferred Shares shall be entitled to receive, out of the assets of the Company, the amount paid in consideration of each share held by them and, in the case of a series of cumulative Class "A" or Class "B" Preferred Shares, of all dividends then accrued thereon but unpaid and, in the case of a series of non-cumulative Class "A" or Class "B" Preferred Shares, of all dividends then declared thereon but unpaid, plus any other amount determined by the directors with respect to each series prior to the issuance of any Class "A" or Class "B" Preferred Shares of such series. After receiving payment of the amounts to which they are entitled pursuant to the above provisions, the holders of Class

    "A" or Class "B" Preferred Shares shall no longer be entitled to share in any other distribution of assets.

  5.10
  The holders of Class "A" Preferred Shares shall be entitled to receive the amounts mentioned above prior to the holders of Class "B" Preferred Shares, Common Shares and shares of any other class in the share capital of the Company ranking junior to the Class "A" Preferred Shares. The holders of Class "B" Preferred Shares shall have the same rights over the holders of Common Shares and shares of any other class in the share capital of the Company ranking junior to the Class "B" Preferred Shares.

  5.11
  If the assets of the Company is insufficient to pay in full the amount payable to the holders of Class "A" and Class "B" Preferred Shares, such assets shall be prorated between the holders of Class "A" Preferred Shares then outstanding, in accordance with their respective rights, prior to the holders of Class "B" Preferred Shares.

  5.12
  If the assets of the Company is sufficient to pay in full the amount payable to the holders of Class "A" Preferred Shares but insufficient to pay in full the amount payable to the holders of Class "B" Preferred Shares, any remaining property of the Company shall be prorated between the holders of Class "B" Preferred Shares then outstanding, in accordance with their respective rights.

  VOTING RIGHTS

  5.13
  Except for any contrary provisions specifically provided for herein and in the Companies Act, the holders of Class "A" and Class "B" Preferred Shares shall not be entitled as such to receive notice of shareholders' meetings or to vote or attend thereat.

  CREATION OR ISSUANCE OF SHARES RANKING SENIOR OR EQUAL

  5.14
  The Company shall not, without the prior consent of the holders of Class "A" Preferred Shares as a class given as provided for hereinafter (but always subject to any other requirement of the Companies Act), create shares of other classes ranking prior or equal to the Class "A" Preferred Shares. The Company shall not, without the prior consent of the holders of Class "A" Preferred Shares as a class given as provided for hereinafter (but always subject to any other requirement of the Companies Act), issue additional series of Class "A" Preferred Shares or shares of any other classes ranking prior or equal to the Class "A" Preferred Shares, unless at the date of such issuance all cumulative dividends up to and including the payment of dividends for the last completed period for which such cumulative dividends are payable have been declared and paid or set aside for payment with respect to each series of cumulative Class "A" Preferred Shares then issued and outstanding and unless any declared but unpaid non-cumulative dividend have been paid or set aside for payment with respect to each series of non-cumulative Class "A" Preferred Shares then issued and outstanding.

  5.15
  The Company shall not, without the prior consent of the holders of Class "B" Preferred Shares as a class given as provided for hereinafter (but always subject to any other requirement of the Companies Act), create shares of other classes ranking prior or equal to the Class "B"' Preferred Shares, except for any Class "A" Preferred Shares of any series which the directors are authorized to issue. The Company shall not, without the prior consent of the holders of Class "B" Preferred Shares as a class given as provided for hereinafter (but always subject to any other requirement of the Companies Act), issue additional series of Class "B" Preferred Shares or shares of any other classes ranking prior or equal to the Class "B" Preferred Shares unless at the date of such issuance all cumulative dividends up to and including the payment of dividends for the last completed period for which such cumulative dividends are payable have been declared and paid or set aside for payment with respect to each series of cumulative Class "B" Preferred Shares then issued and outstanding and unless any declared but unpaid non-cumulative dividend shall have been paid or set aside for payment with respect to each series of non-cumulative Class "B" Preferred Shares then issued and outstanding.

  AMENDMENTS AND APPROVAL BY THE HOLDERS OF CLASS "A" AND CLASS "B" PREFERRED SHARES

  5.16
  The specific provisions hereof relating to Class "A" and Class "B" Preferred Shares as classes and those of paragraphs 5.16 to 5.21 inclusively, shall not be deleted, amended or supplemented, in whole or in part, without the approval of the holders of Preferred Shares of the relevant class given as provided for hereinafter.

  5.17
  The approval of the holders of Class "A" and Class "B" Preferred Shares with respect to any matter mentioned above may be given in writing by the holders of all of the Preferred Shares of the relevant class then outstanding or by a resolution duly passed by at least 2/3 of the votes cast by or on behalf of the holders of Preferred Shares of the relevant class at a shareholders' meeting duly held to examine such matter. At that meeting, the holders of the majority of the Preferred Shares of the relevant class outstanding must be present or represented by proxy.

  5.18
  If, however, at the meeting as originally called, the holders of the majority of the Preferred Shares of the relevant class are not present or represented by proxy within thirty (30) minutes following the time appointed for the holding of the meeting, the meeting shall then be adjourned to a date, time and place determined by the chairman of the meeting and at least fifteen (15) days later. At this adjourned meeting, the holders of Preferred Shares of the relevant class present or represented by proxy, whether or not they hold the majority of the Preferred Shares of the relevant class then outstanding, shall be entitled to deal with any matters for which the original meeting had been called and a resolution duly passed by at least 2/3 of the votes cast at that meeting shall then constitute the approval by the holders of the Preferred Shares of the relevant class mentioned above.

  5.19
  Notice of the original meeting of the holders of Preferred Shares of the relevant class must be given at least fifteen (15) days prior to the date appointed for the holding of the meeting and describe the nature of the matters to be transacted and the text of any special resolution to be submitted to the meeting. In the event the meeting is adjourned for less than thirty (30) days, no notice other than the announcement made at the meeting shall be necessary. If the meeting is adjourned for more than thirty (30) days, a notice of the adjourned meeting shall be given pursuant to the by-laws of the Company. The procedure to be followed with respect to notices of meeting, whether original meetings or adjourned meetings, as well as the holding thereof shall be those prescribed by the by-laws of the Company pertaining to shareholders' meetings.

  5.20
  If any provisions are deleted, amended or supplemented such as to particularly affect the rights of the holders of Class "A" or Class "B" Preferred Shares of any series differently from the way the rights of the holders of Class "A" or Class "B" Preferred Shares of any other series are affected, such deletions, amendments and supplements shall then require, in addition to being approved by the holders of Class "A" or Class "B" Preferred Shares as indicated above, the approval of the holders of the Class "A" or Class "B" Preferred Shares of the series so affected. This approval may be given in writing by the holders of all of the Class "A" or Class "B" Preferred Shares of such series or by a resolution passed by at least 2/3 of the votes cast at a meeting of the holders of the Class "A" or Class "B" Preferred Shares of such series, and the provisions with respect to the holding of such meeting as described above shall apply, mutatis mutandis.

  5.21
  At any meeting of the holders of Class "A" or Class "B" Preferred Shares held with or without series distinction, each holder shall be entitled to one vote for each Class "A" or Class "B" preferred share held by him.

RECORD DATE FOR THE PAYMENT OF DIVIDENDS

6.
The directors may determine in advance, within thirty (30) days preceding the payment of dividends, the ultimate record date to determine the shareholders entitled to receive dividends. Only shareholders registered on the record date shall be entitled to receive payment of such dividends notwithstanding any transfer of shares which may be made in the books of the Company after that date.

CASCADES INC.

ANNEX A
PROVISIONS ATTACHING TO THE CUMULATIVE
REDEEMABLE CLASS "A" PREFERRED SHARES SERIES 1
OF CASCADES INC. (the "Company")

        The first series of the Class "A" Preferred Shares will consist of 2,100,000 Cumulative Redeemable Class "A" Preferred Shares Series 1 (the "Class A Preferred Shares Series 1") and, in addition to the rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares of the Company as a class, the Class A Preferred Shares Series 1 shall also be subject to the following rights, privileges, restrictions and conditions:

Dividends

        The holders of Class A Preferred Shares Series 1 will be entitled to receive and the Company shall pay thereon cumulative preferential cash dividends, as and when declared by the Board of Directors of the Company, payable quarterly on or about the 1st day of January, April, July and October in each year (the "Dividend Payment Date") at a quarterly rate of $0.46875 per share. The initial dividend shall be deemed to accrue from the date of issue of the Class A Preferred Share Series 1, and, if declared, shall be payable on October 1, 1992.

        If on any Dividend Payment Date the dividend payable on such date is not paid in full on all the Class A Preferred Shares Series 1 then issued and outstanding, such dividend or the unpaid part thereof shall be paid on a subsequent date or dates determined by the Board of Directors of the Company on which the Company shall have sufficient monies properly applicable to the payment thereof. The holders of the Class A Preferred Shares Series 1 shall not be entitled as such to any other dividends in excess of the preferential dividends for which provision is expressly made herein. Cheques of the Company payable in lawful money of Canada at par at any branch of the Company's bankers in Canada, at such time, shall be issued in respect of the said dividends (less any tax required to be deducted) and payment thereof shall satisfy such dividends.

Redemption

        The Class A Preferred Shares Series 1 will not be redeemable prior to September 1, 1997. On and after September 1, 1997, but subject to the provisions of the Companies Act (Quebec) and to the provisions described under "Restrictions on Dividends and Retirement of Shares" below, the Company may redeem at any time all or from time to time, any part of the outstanding Class A Preferred Shares Series 1, at the Company's option, by either:

  (a)
  the payment of an amount in cash of $25.00 for each such share so redeemed, together with accrued and unpaid dividends thereon to the date fixed for redemption; or

  (b)
  subject to the prior approval of the Montreal and Toronto stock exchanges, the conversion of each Class A Preferred Share Series 1 to be redeemed into that whole number of fully paid and freely tradeable common shares of the Company (the "Common Shares") to be determined by dividing $25.00, together with accrued and unpaid dividends thereon to the date fixed for redemption, by the greater of $2.00 and 95% of the weighted average trading price of such Common Shares on The Montreal Exchange for the 20 trading days ending on the last trading day ending on or immediately prior to the fourth day prior to the date specified for redemption.

        Notice of any redemption will be given by the Company not more than 60 days and not less than 35 days prior to the date fixed for redemption.

        Where a part only of the then outstanding Class A Preferred Shares Series 1 is at any time to be redeemed, the Class A Preferred Shares Series 1 to be redeemed shall be selected by lot in such manner as the Board of Directors of the Company determines or, if the Board of Directors of the Company so decides, may be redeemed pro rata, disregarding fractions.

        The notice of redemption shall set out whether the redemption shall be in the form of cash or by conversion into Common Shares, the redemption price or the number of Common Shares, as the case may be, the place at which the redemption is to be made and the date on which redemption is to take place, and, if less than all of the shares are to be redeemed, the number thereof so to be redeemed. If the redemption is to be made in cash, on or before the date so specified for redemption, the Company shall deposit the redemption price of the shares to be redeemed with the transfer agent and registrar for the Class A Preferred Shares Series 1 to be paid without interest to or to the order of the respective holders of such shares upon presentation and surrender to such agent of the certificates representing the same. If the redemption is to be made by conversion into Common Shares, the Company shall deposit certificates representing an appropriate number of Common Shares with the transfer agent and registrar for the Class A Preferred Shares Series 1 to be issued to or to the order of the respective holders of such shares upon presentation and surrender to such agent of the certificates representing the same. Provided such deposit shall have been made, such shares so called for redemption shall, on the date specified for redemption, be and be deemed to be redeemed and no longer outstanding. If a part only of the shares represented by any certificate are to be redeemed, a new certificate for the part not redeemed shall be issued at the expense of the Company. Provided such deposit shall have been made, the shares so called for redemption shall from and after the date specified for redemption cease to be entitled to dividends, and the holders shall not be entitled to exercise any of the other rights of shareholders in respect thereof, and their rights shall be limited to receiving, without interest, their proportionate part of the total redemption price so deposited against presentation and surrender of the certificates held by them respectively. If the deposit as aforesaid shall not have been made, the rights of the holders of the shares so called for redemption shall remain unaffected.

        On any redemption of Class A Preferred Shares Series 1 by way of conversion into Common Shares, the share certificate representing the Common Shares resulting therefrom shall be issued in the name of the holder of the Class A Preferred Shares Series 1 converted. The right of the Company to redeem the Class A Preferred Shares Series 1 shall be deemed to have been exercised, and the holder of Class A Preferred Shares Series 1 to be converted shall be deemed to have become a holder of Common Shares for all purposes, on the relevant conversion date, notwithstanding any delay in the delivery of the certificate representing the Common Shares into which such Class A Preferred Shares Series 1 have been converted.

        A redemption of Class A Preferred Share Series 1 will be effected by the holder depositing certificates representing the Class A Preferred Shares Series 1 to be redeemed at the principal transfer office of Fiducie Desjardins Inc. in Montreal, or at the principal transfer office of Montreal Trust Company in Toronto, Regina, Calgary or Vancouver. Fractional shares will not be issued on any redemption but in lieu thereof, the Company will make cash payments.

Conversion into Common Shares at Option of the Holder

        On and after September 1, 1997, each Class A Preferred Share Series 1 will be convertible at the option of the holder on the 1st day of each of January, April, July and October in each year on at least 45 days written notice before the dam fixed for conversion into that number of fully paid and freely tradeable Common Shares determined by dividing $25.00, together with accrued and unpaid dividends thereon to the date of conversion, by the greater of $2.00 and 95% of the weighted average trading price of such Common Shares on The Montreal Exchange for the 20 trading days ending on the last trading day ending on or immediately prior to the fourth day prior to the date of conversion.

        The conversion privilege herein provided for may be exercised by notice in writing given to the transfer agent for the Common Shares at least 45 days prior to the conversion date, accompanied by the certificate or certificates representing the Class A Preferred Shares Series 1 in respect of which the holder thereof desires to exercise such conversion privilege; such notice shall specify the number of Class A Preferred Shares Series 1 which the holder desires to have converted; if less than all the Class A Preferred Shares Series 1 represented by any certificate or certificates accompanying any such notice are to be converted, the holder shall be entitled to receive, at the expense of the Company, a new certificate representing the Class A Preferred Shares Series 1 comprised in the certificate or certificates surrendered as aforesaid which are not to be converted. On any conversion of Class A Preferred Shares Series 1, the share certificate representing the Common Shares resulting therefrom shall be issued in the name of the holder of the Class A Preferred Shares Series 1 converted.

        The right of a holder of Class A Preferred Shares Series 1 to convert the same into Common Shares shall be deemed to have been exercised, and the holder of Class A Preferred Shares Series 1 to be converted shall be deemed to have become a holder of Common Shares for all purposes, on the relevant conversion date, notwithstanding any delay in the delivery of the certificate representing the Common Shares into which such Class A Preferred Shares Series 1 have been converted.

        The Company, subject to the provisions of the Companies Act (Quebec) and the provisions described under "Restrictions on Dividends and Retirement of Shares", as applicable, may, by notice given not later than the 24th business day prior to the date fixed for conversion to all holders who have given a conversion notice, either: (i) redeem on the day fixed for conversion all but not less than all of the Class A Preferred Shares Series 1 forming the subject matter of the conversion notices; or (ii) cause the holders of such Class A Preferred Shares Series 1 to sell on the day fixed for conversion such Class A Preferred Shares Series 1 to another purchaser or purchasers if a purchaser or purchasers willing to purchase all but not less than aft of such Class A Preferred Shares Series 1 is or are found. Any such redemption or purchase shall be made by the payment of an amount in cash of $25.00 per share, together with accrued and unpaid dividends thereon to the date fixed for redemption or purchase. The Class A Preferred Shares Series 1 to be so redeemed or purchased shall not be converted on the date set forth in the conversion notice.

        A conversion of Class A Preferred Shares Series 1 will be effected by the holder depositing certificates representing the Class A Preferred Shares Series 1 to be converted at the principal transfer office of Fiducie Desjardins Inc. in Montreal, or at the principal transfer office of Montreal Trust Company in Toronto, Regina, Calgary or Vancouver. Fractional Common Shares will not be issued on any conversion of Class A Preferred Shares Series 1 but in lieu thereof the Company will make cash payments.

Conversion into Another Series of Preferred Shares at Option of the Holder

        The Company may by notice given at least 45 days prior to September 1, 1997, advise the holders of the Class A Preferred Shares Series 1 of their right to convert, at their option, on September 1, 1997, their Class A Preferred Shares Series 1 into fully paid and non-assessable new first preferred shares (the "New Preferred Shares") on a share for share basis. The Company will ensure that such New Preferred Shares will not, if issued, be or be deemed to be "term preferred shares" within the meaning of the Income Tax Act (Canada).

        The notice shall be sent by prepaid first-class mail or delivered to each person who at a record date fixed by the Board of Directors is a registered holder of Class A Preferred Shares Series 1 and be sent to each stock exchange on which the Class A Preferred Shares Series 1 are then listed and posted for trading. The notice shall (i) specify the manner in which the conversion right may be exercised, and (ii) contain a summary of the attributes of the New Preferred Shares into which the Class A Preferred Shares Series 1 may be converted. Holders of the Class A Preferred Shares Series 1 electing to convert such shares will be required to complete a conversion election accompanying the conversion notice and to deposit the completed conversion election and shares to be converted at the principal office of Fiducie Desjardins Inc. in Montreal, or at the principal transfer office of Montreal Trust Company in Toronto, Regina, Calgary or Vancouver on or before a date 30 days prior to the conversion date set out in the conversion notice.

Conversion upon Exercise of a Common Share Purchase Warrant

        The holders of Class A Preferred Shares Series 1 have the right, at any time up to and including August 31, 1997, upon the exercise of a Common Share Purchase Warrant (the "Warrant") issued under the Warrant Indenture between the Company and Fiducie Desjardins Inc., as warrant agent, and in lieu of paying the entire exercise price of the Warrant in cash, to convert Class A Preferred Shares Series 1 into Common Shares in the following manner. The number of Class A Preferred Shares Series 1 which may be so converted upon the exercise of Warrants shall be equal to the number obtained by dividing (i) the aggregate exercise price of the Warrants to be exercised in connection with such conversion by (ii) an amount equal to $25.00 plus any accrued and unpaid dividends per Class A Preferred Share Series 1. A conversion of Class A Preferred Shares Series 1 will be effected by the holder depositing certificates representing the Warrants and the appropriate number of Class A Preferred Shares Series 1 to be converted with the transfer agent at the principal transfer office of Fiducie Desjardins Inc. in Montreal, or at the principal transfer office of Montreal Trust Company in Toronto, Regina, Calgary or Vancouver. No fractional Common Share will be issued on such conversion. No cash payment will be made by the Company should the aggregate value of the Class A Preferred Shares Series 1 so converted exceed the aggregate exercise price. Should the aggregate exercise price exceed the aggregate value of the Class A Preferred Shares Series 1 so converted, the holder shall make a cash payment for such difference.

        On any conversion of Class A Preferred Shares Series 1 in connection with the exercise of a Warrant, the share certificate representing the Common Shares resulting therefrom shall be issued in the name of the holder of the Class A Preferred Shares Series 1 converted. The right of a holder of Class A Preferred Shares Series 1 to convert the same into Common Shares upon the exercise of the Warrants shall be deemed to have been exercised, and the holder of Class A Preferred Shares Series 1 to be converted shall be deemed to have become a holder of Common Shares for all purposes, on the relevant conversion date, notwithstanding any delay in the delivery of the certificate representing the Common Shares into which such Class A Preferred Shares Series 1 have been converted.

Retraction upon Exercise of a Common Share Purchase Warrant

        Subject to the provisions of the Companies Act (Quebec), a holder of Preferred Shares Series 1 who exercises a Warrant during the period between August 13, 1997 and August 31, 1997, inclusively, shall be entitled to require the Company to purchase that number of Preferred Shares Series 1 specified by the holder in order to pay, in cash, the exercise price of the Warrant, as hereinafter set out. A holder of Preferred Shares Series 1 wishing to exercise this right must, simultaneously with the exercise of the Warrant between August 13, 1997 and August 31, 1997, deposit the certificates representing the Warrants and the appropriate number of Preferred Shares Series 1 to be retracted at the principal transfer office of Fiducie Desjardins Inc. in Montreal, or at the principal transfer office of Montreal Trust Company in Toronto, Regina, Calgary or Vancouver. The deposit of such certificates shall be in lieu and instead of a retraction notice to the Company. The retraction price for the Preferred Shares Series 1 shall be $25.00 per share plus accrued and unpaid dividends thereon to the date of the notice of retraction. The maximum number of Preferred Shares Series 1 which may be so retracted shall be equal to the number obtained by dividing i) the aggregate exercise price of the Warrants exercised in connection with such retraction by ii) an amount equal to $25.00 per share plus all accrued and unpaid dividends thereon to the date of the notice of retraction. The cash proceeds from the retraction of such Preferred Shares Series 1 shall be applied by the warrant agent, for and on behalf of the said holder of Preferred Shares Series 1, exclusively to the payment of the aggregate exercise price of the Warrants. Should the aggregate exercise price exceed the aggregate value of the Preferred Shares Series 1 so retracted, the holder shall make a cash payment for such difference. No fractional Common Share shall be issued upon such retraction and no cash payment will be made to the holder by the Company should the aggregate value of the Preferred Shares Series 1 so retracted exceed the aggregate exercise price of the Warrants.

        On any retraction of Class A Preferred Shares Series 1 in connection with the exercise of a Warrant as set forth above, the share certificate representing the Common Shares resulting therefrom shall be issued in the name of the holder of the Class A Preferred Shares Series 1 retracted. The right of retraction of a holder of Class A Preferred Shares Series 1 shall be deemed to have been exercised, and the holder of Class A Preferred Shares Series 1 which have been retracted shall be deemed to have become a holder of Common Shares for all purposes on the relevant retraction date, notwithstanding any delay in the delivery of the certificate representing the Common Shares.

Purchase for Cancellation

        Subject to the Companies Act (Quebec), the Company may at any time purchase for cancellation any Class A Preferred Share Series 1 by private contract or in the market or by tender at a price or prices to be determined by the Board of Directors of the Company but not exceeding $25.00 per share plus an amount equal to all accrued and unpaid dividends thereon.

Rights on Liquidation

        In the event of the liquidation, dissolution or winding-up of the Company, the holders of the Class A Preferred Shares Series 1 shall be entitled to receive $25.00 per Class A Preferred Share Series 1, together with all accrued and unpaid dividends thereon to and including the date of payment, before any amount shall be paid or any assets of the Company distributed to the holders of the Common Shares of the Company or to the holders of any shares ranking junior to the Class A Preferred Shares Series 1. The holders of Class A Preferred Shares Series 1 shall not be entitled to share in any further distribution of the assets of the Company.

Restrictions on Dividends and Retirement of Shares

        As long as any of the Class A Preferred Shares Series 1 are outstanding, the Company shall not, without the prior approval of the holders of such Class A Preferred Shares Series 1 given as specified under "Shareholder Approvals":

  (a)
  declare or pay or set aside for payment any dividends on any shares of any" class of shares of the Company ranking junior to the Class A Preferred Shares Series 1 (other than stock dividends on shares ranking junior to the Class A Preferred Shares Series 1);

  (b)
  call for redemption or redeem, call for purchase or purchase, or otherwise retire or reduce or make any return of capital in respect of shares of any class of shares of the Company ranking junior to the Class A Preferred Shares Series 1; or

  (c)
  otherwise retire or reduce or make any return of capital in respect of any shares of any class of shares of the Company ranking pari passu with the Class A Preferred Shares Series 1, except in satisfaction of an obligation to purchase or obligation in respect of a sinking fund, of a right of retraction or of any other mandatory redemption provision of any given series of any preferred shares, unless all dividends accrued up to and including the dividend payment date for the last completed period for which dividends shall be payable shall have been declared and paid or set aside for payment in respect of each series of cumulative Class A Preferred Shares (including the Class A Preferred Shares Series 1) then issued and outstanding and on all other shares entitled to cumulative dividends and ranking on a parity with the Class A Preferred Shares and there shall have been paid or set aside for payment all declared dividends in respect of each series of non-cumulative Class A Preferred Shares then issued and outstanding and on all other non-cumulative shares ranking on a parity with the Class A Preferred Shares.

Amendments to the Class A Preferred Shares Series 1

        The Company will not without, but may from time to time with the approval of the holders of the Class A Preferred Shares Series 1 given as specified under "Shareholder Approvals" below, delete or vary any rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares Series 1.

Shareholder Approvals

        The approval of any amendments to the rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares Series 1 may be given by a resolution carried by the affirmative vote of not less than 66 2/3% of the votes cast at a meeting of holders of Class A Preferred Shares Series 1 at which a majority of the outstanding Class A Preferred Shares Series 1 is represented or, if no quorum is present at such meeting, at any adjourned meeting at which no quorum would apply. At any meeting of the holders of the Class A Preferred Shares Series 1, each holder will be entitled to one vote in respect of each Class A Preferred Shares Series 1 held.

Election under Part VI.1 of the Income Tax Act (Canada)

        The Company will make the necessary election under Part VI.1 of the Income Tax Act (Canada) so that corporate holders of Class A Preferred Shares Series 1 will not be subject to tax under Part IV.1 of the Income Tax Act (Canada) on dividends paid (or deemed to be paid) by the Company on the Class A Preferred Shares Series 1.

Entitlement to Representation on the Board of Directors in the Event of Default of Payment of Dividends

        In the event that the Company fails to pay an aggregate of eight quarterly dividends, whether or not consecutive, on its Class A Preferred Shares Series 1, on the dates on which such dividends should have been paid under the Company's Articles of continuance and any amendments thereto, whether declared or not, the holders of the Class A Preferred Shares Series 1, shall then be entitled, so long as such dividend arrears (the "Dividend Arrears") are not paid in full, to be represented by one person on the board of directors of the Company (the "Preferred Shareholder Representative"). Within 30 days following the reception of the name of the Preferred Shareholder Representative, in the manner hereinafter described, the Company shall create one new position on the board of directors and the new director shall be deemed to take office at the time of such creation.

        The selection of the Preferred Shareholder Representative shall be made by the holders of the Class A Preferred Shares Series 1, by a resolution duly passed by a majority of all of the holders of such shares and expressed at a meeting of such holders called by the Company for such purpose. The meeting shall take place at the Company's regularly scheduled annual meeting following the Company's failure to pay an aggregate of eight quarterly dividends, whether consecutive or not, and at which at least 15% of the holders of outstanding Class A Preferred Share, Series 1, shall be represented, in person or by proxy. The meeting shall be called and conducted according to the by-laws of the Company with respect to the meetings of the holders of the voting shares of the Company.

        Until such time that the Company has paid the Dividends Arrears, the Preferred Shareholders Representative shall remain on the board of directors of the Company. At such time that the Company has paid the Dividend Arrears, the right of the holders of Class A Preferred Shares Series 1, to be represented on the board of directors shall be extinguished and the Preferred Shareholder Representative shall resign immediately after being presented with a certificate from the Company's auditors that the Dividend Arrears have been paid in full.

I hereby attest that the company

CASCADES INC.

has amended its articles under Part 1A of the Companies Act, as indicated in the articles of amendment attached hereto.

1992 07 09

(Signed) The Inspector General of Financial Institutions

1184-1335

Government of Québec
 The Inspector General of
Financial Institutions

CERTIFICATE OF REGISTRATION Companies Act (L.R.Q., chap. C-38)
Part 1A

I hereby attest that each document which accompanies this certificate is a true copy of an original document related to

CASCADES INC.

and it has been registered

on 1992 07 15

libro S-2816, folio 20

(Signed) The Inspector General of Financial Institutions

File: 1184-1335

[Logo]	Gouvernement du Québec L'Inspecteur génèral des institutions financiéres
Formulaire 5 STATUTS DE MODIFICATION Loi sur les compagnies Partie 1A
1
Dénomination sociale ou numéro matricule

        CASCADES INC.

2
Les statuts de la compagnie sont modifiés de la facon suivante:

  Par la création de la première série d'actions privilégiées catégorie "A" qui, en plus des conditions, restrictions, privilèges et droits afférents aux actions privilégiées catégorie "A" en tant que catégorie, seront également assujetties aux conditions, restrictions, privilèges et droits décrits à l'annexe A ci-jointe.

* * * * *

  By the creation of the first series of Class A Preferred Shares which, in addition to the rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares as a class, shall also be subject to the rights, privileges, restrictions and conditions set forth in Annex A attached hereto.

3	Date d'entrée en vigueur, si différente de la date du dépôt (voir instructions)	4	Dénomination sociale (ou numéro matricule) antérieure à la modification, si différente de celle mentionnée àla case 1
Signature de l'administrateur autorisé	Fonction du signataire	Administrateur

Réservé à l'administration

ANNEX A

PROVISIONS ATTACHING TO THE CUMULATIVE
REDEEMABLE CLASS "A" PREFERRED SHARES SERIES 1 OF
CASCADES INC. (the "Company")

        The first series of the Class "A" Preferred Shares will consist of 2,100,000) Cumulative Redeemable Class "A" Preferred Shares Series 1 (the "Class A Preferred Shares Series l") and, in addition to the rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares of the Company as a class, the Class A Preferred Shares Series 1 shall also be subject to the following rights, privileges, restrictions and conditions:

Dividends

        The holders of Class A Preferred Shares Series 1 will be entitled to receive and the Company shall pay thereon cumulative preferential cash dividends, as and when declared by the Board of Directors of the Company, payable quarterly on or about the 1st day of January, April, July and October in each year (the "Dividend Payment Date") at a quarterly rate of $0.46875 per share. The initial dividend shall be deemed to accrue from the date of issue of the Class A Preferred Share Series 1, and, if declared, shall be payable on October 1, 1992.

        If on any Dividend Payment Date the dividend payable on such date is not paid in full on all the Class A Preferred Shares Series 1 then issued and outstanding, such dividend or the unpaid part thereof shall be paid on a subsequent date or dates determined by the Board of Directors of the Company on which the Company shall have sufficient monies properly applicable to the payment thereof. The holders of the Class A Preferred Shares Series 1 shall not be entitled as such to any other dividends in excess of the preferential dividends for which provision is expressly made herein. Cheques of the Company payable in lawful money of Canada at par at any branch of the Company's bankers in Canada, at such time, shall be issued in respect of the said dividends (less any tax required to be deducted) and payment thereof shall satisfy such dividends.

Redemption

        The Class A Preferred Shares Series 1 will not be redeemable prior to September 1, 1997. On and after September 1, 1997, but subject to the provisions of the Companies Act (Quebec) and to the provisions described under "Restrictions on Dividends and Retirement of Shares" below, the Company may redeem at any time all or from time to time, any part of the Outstanding Class A Preferred Shares Series 1, at the Company's option, by either:

  (a)
  the payment of an amount in cash of $25.00 for each such share so redeemed, together with accrued and unpaid dividends thereon to the date fixed for redemption; or

  (b)
  subject to the prior approval o[the Montreal and Toronto stock exchanges, the conversion of each Class A Preferred Share Series 1 to be redeemed into that whole number of fully paid and freely tradeable common shares of the Company (the "Common Shares") to be determined by dividing $25.00, together with accrued and unpaid dividends thereon to the date fixed for redemption, by the greater of $2.00 and 95% of the weighted average trading price of such Common Shares on The Montreal Exchange for the 20 trading days ending on the last trading day ending on or immediately prior to the fourth day prior to the date specified for redemption.

        Notice of any redemption will be given by the Company not more than 60 days and not less than 35 days prior to the date fixed for redemption.

        Where a part only of the then outstanding Class A Preferred Shares Series 1 is at any time to be redeemed, the Class A Preferred Shares Series 1 to be redeemed shall be selected by lot in such manner as the Board of Directors of the Company determines or, if the Board of Directors of the Company so decides, may be redeemed pro rata, disregarding fractions.

        The notice of redemption shall set out whether the redemption shall be in the form of cash or by conversion into Common Shares, the redemption price or the number of Common Shares, as the case may be, the place at which the redemption is to be made and the date on which redemption is to take place, and, if less than all of the shares are to be redeemed, the number thereof so to be redeemed. If the redemption is to be made in cash, on or before the date so specified for redemption, the Company shall deposit the redemption price of the shares to be redeemed with the transfer agent and registrar for the Class A Preferred Shares Series 1 to be paid without interest to or to the order of the respective holders of such shares upon presentation and surrender to such agent of the certificates representing the same. If the redemption is to be made by conversion into Common Shares, the Company shall deposit certificates representing an appropriate number of Common Shares with the transfer agent and registrar for the Class A Preferred Shares Series 1 to be issued to or to the order of the respective holders of such shares upon presentation and surrender to such agent of the certificates representing the same. Provided such deposit shall have been made, such shares so called for redemption shall, on the date specified for redemption, be and be deemed to be redeemed and no longer outstanding. If a part only of the shares represented by any certificate are to be redeemed, a new certificate for the part not redeemed shall be issued at the expense of the Company. Provided such deposit shall have been made, the shares so called for redemption shall from and after the date specified for redemption cease to be entitled to dividends, and the holders shall not be entitled to exercise any of the other rights of shareholders in respect thereof, and their rights shall be limited to receiving, without interest, their proportionate part of the total redemption price so deposited against presentation and surrender of the certificates held by them respectively. If the deposit as aforesaid shall not have been made, the rights of the holders of the Shares so called for redemption shall remain unaffected.

        On any redemption of Class A Preferred Shares Series 1 by way of conversion into Common Shares, the share certificate representing the Common Shares resulting therefrom shall be issued in the name of the holder of the Class A Preferred Shares Series 1 converted. The right of the Company to redeem the Class A Preferred Shares Series 1 shall be deemed to have been exercised, and the holder of Class A Preferred Shares Series 1 to be converted shall be deemed to have become a holder of Common Shares for all purposes, on the relevant conversion date, notwithstanding any delay in the delivery of the certificate representing the Common Shares into which such Class A Preferred Shares Series 1 have been converted.

        A redemption of Class A Preferred Share Series 1 will be effected by the holder depositing certificates representing the Class A Preferred Shares Series 1 to be redeemed at the principal transfer office of Fiducie Desjardins Inc. in Montreal, or at the principal transfer office of Montreal Trust Company in Toronto, Regina, Calgary or Vancouver. Fractional shares will not be issued on any redemption but in lieu thereof, the Company will make cash payments.

Conversion into Common Shares at Option of the Holder

        On and after September 1, 1997, each Class A Preferred Share Series 1 will be convertible at the option of the holder on the 1st day of each of January, April, July and October in each year on at least 45 days written notice before the date fixed for conversion into that number of fully paid and freely tradeable Common Shares determined by dividing $25.00, together with accrued and unpaid dividends thereon to the date of conversion, by the greater of $2.00 and 95% of the weighted average trading price of such Common Shares on The Montreal Exchange for the 20 trading days ending on the last trading day ending on or immediately prior to the fourth day prior to the date of conversion.

        The conversion privilege herein provided for may be exercised by notice in writing given to the transfer agent for the Common Shares at least 45 days prior to the conversion date, accompanied by the certificate or certificates representing the Class A Preferred Shares Series 1 in respect of which the holder thereof desires to exercise such conversion privilege; such notice shall specify the number of Class A Preferred Shares Series 1 which the holder desires to have converted; if less than all the Class A Preferred Shares Series 1 represented by any certificate or certificates accompanying any such notice are to be converted, the holder shall be entitled to receive, at the expense of the Company, a new certificate representing the Class A Preferred Shares Series 1 comprised in the certificate or certificates surrendered as aforesaid which are not to be converted. On any conversion of Class A Preferred Shares Series 1, the share certificate representing the Common Shares resulting therefrom shall be issued in the name of the holder of the Class A Preferred Shares Series 1 converted.

        The right of a holder of Class A Preferred Shares Series 1 to convert the same into Common Shares shall be deemed to have been exercised, and the holder of Class A Preferred Shares Series 1 to be converted shall be deemed to have become a holder of Common Shares for all purposes, on the relevant conversion date, notwithstanding any delay in the delivery of the certificate representing the Common Shares into which such Class A Preferred Shares Series 1 have been converted.

        The company, subject to the provisions of the Companies Act (Quebec) and the provisions described under "Restrictions on Dividends and Retirement of Shares", as applicable, may, by notice given not later than the 24th business day prior to the date fixed for conversion to all holders who have given a conversion notice, either: (i) redeem on the day fixed for conversion all but not less than all of the Class A Preferred Shares Series 1 forming the subject matter of the conversion notices; or (ii) cause the holders of such Class A Preferred Shares Series 1 to sell on the day fixed for conversion such Class A Preferred Shares Series 1 to another purchaser or purchasers if a purchaser or purchasers willing to purchase all but not less than all of such Class A Preferred Shares Series 1 is or are found. Any such redemption or purchase shall be made by the payment of an amount in cash of $25.00 per share, together with accrued and unpaid dividends thereon to the date fixed for redemption or purchase. The Class A Preferred Shares Series 1 to be so redeemed or purchased shall not be converted on the date set forth in the conversion notice.

        A conversion of Class A Preferred Shares Series 1 will be effected by the holder depositing certificates representing the Class A Preferred Shares Series 1 to be converted at the principal transfer office of Fiducie Desjardins Inc. in Montreal, or at the principal transfer office of Montreal Trust Company in Toronto, Regina, Calgary or Vancouver. Fractional Common Shares will not be issued on any conversion of Class A Preferred Shares Series 1 but in lieu thereof the Company will make cash payments.

Conversion into Another Series of Preferred Shares at Option of the Holder

        The Company may by notice given at least 45 days prior to September 1, 1997, advise the holders of the Class A Preferred Shares Series 1 of their right to convert, at their option, on September 1, 1997, their Class A Preferred Shares Series 1 into fully paid and non-assessable new first preferred shares (the "New Preferred Shares") on a share for share basis. The Company will ensure that such New Preferred Shares will not, if issued, be or be deemed to be "term preferred shares" within the meaning of the Income Tax Act (Canada).

        The notice shall be sent by prepaid first-class mail or delivered to each person who at a record date fixed by the Board of Directors is a registered holder of Class A Preferred Shares Series 1 and be sent to each stock exchange on which the Class A Preferred Shares Series 1 are then listed and posted for trading. The notice shall (i) specify the manner in which the conversion right may be exercised, and (ii) contain a summary of the attributes of the New Preferred Shares into which the Class A Preferred Shares Series 1 may be converted. Holders of the Class A Preferred Shares Series 1 electing to convert such shares will be required to complete a conversion election accompanying the conversion notice and to deposit the completed conversion election and shares to be converted at the principal office of Fiducie Desjardins Inc. in Montreal, or at the principal transfer office of Montreal Trust Company in Toronto, Regina, Calgary or Vancouver on or before a date 30 days prior to the conversion date set out in the conversion notice.

Conversion upon Exercise of a Common Share Purchase Warrant

        The holders of Class A Preferred Shares Series 1 have the right, at any time up to and including July 31, 1997, upon the exercise of a Common Share Purchase Warrant (the "Warrant") issued under the Warrant Indenture between the Company and Fiducie Desjardins Inc., as warrant agent, and in lieu of paying the entire exercise price of the Warrant in cash, to convert Class A Preferred Shares Series 1 into Common Shares in the following manner. The number of Class A Preferred Shares Series 1 which may be so converted upon the exercise of Warrants shall be equal to the number obtained by dividing (i) the aggregate exercise price of the Warrants to be exercised in connection with such conversion by (ii) an amount equal to $25.00 plus any accrued and unpaid dividends per Class A Preferred Share Series 1. A conversion of Class A Preferred Shares Series 1 will be effected by the holder depositing certificates representing the Warrants and the appropriate number of Class A Preferred Shares Series 1 to be converted with the transfer agent at the principal transfer office of Fiducie Desjardins Inc. in Montreal, or at the principal transfer office of Montreal Trust Company in Toronto, Regina, Calgary or Vancouver. No fractional Common Share will be issued on such conversion. No cash payment will be made by the Company should the aggregate value of the Class A Preferred Shares Series 1 so converted exceed the aggregate exercise price. Should the aggregate exercise price exceed the aggregate value of the Class A Preferred Shares Series 1 so converted, the holder shall make a cash payment for such difference.

        On any conversion of Class A Preferred Shares Series 1 in connection with the exercise of a Warrant, the share certificate representing the Common Shares resulting therefrom shall be issued in the name of the holder of the Class A Preferred Shares Series 1 converted. The right of a holder of Class A Preferred Shares Series 1 to convert the same into Common Shares upon the exercise of the Warrants shall be deemed to have been exercised, and the holder of Class A Preferred Shares Series 1 to be converted shall be deemed to have become a holder of Common Shares for all purposes, on the relevant conversion date, notwithstanding any delay in the delivery of the certificate, representing the Common Shares into which such Class A Preferred Shares Series 1 have been converted.

Purchase for Cancellation

        Subject to the Companies Act (Quebec), the Company may at any time purchase for cancellation any Class A Preferred Share Series 1 by private contract or in the market or by tender at a price or prices to be determined by the Board of Directors of the Company but not exceeding $25.00 per share plus an amount equal to all accrued and unpaid dividends thereon.

Rights on Liquidation

        In the event of the liquidation, dissolution or winding-up of the Company, the holders of the Class A Preferred Shares Series 1 shall be entitled to receive $25.00 per Class A Preferred Share Series 1, together with all accrued and unpaid dividends thereon to and including the date of payment, before any amount shall be paid or any assets of the Company distributed to the holders of the Common Shares of the Company or to the holders of any shares ranking junior to the Class A Preferred Shares Series 1. The holders of Class A Preferred Shares Series 1 shall not be entitled to share in any further distribution of the assets of the Company.

Restrictions on Dividends and Retirement of Shares

        As long as any of the Class A Preferred Shares Series 1 are outstanding, the Company shall not, without the prior approval of the holders of such Class A Preferred Shares Series 1 given as specified under "Shareholder Approvals":

          (a)   declare or pay or set aside for payment any dividends on any shares of any class of shares of the Company ranking junior to the Class A Preferred Shares Series 1 (other than stock dividends on shares ranking junior to the Class A Preferred Shares Series 1);

          (b)   call for redemption or redeem, call for purchase or purchase, or otherwise retire or reduce or make any return of capital in respect of shares of any class of shares of the Company ranking junior to the Class A Preferred Shares Series 1; or

          (c)   otherwise retire or reduce or make any return of capital in respect of any shares of any class of shares of the Company ranking pari passu with the Class A Preferred Shares Series 1, except in satisfaction of an obligation to purchase or obligation in respect of a sinking fund, of a right of retraction or of any other mandatory redemption provision of any given series of any preferred shares, unless all dividends accrued up to and including the dividend payment date for the last completed period for which dividends shall be payable shall have been declared and paid or set aside for payment in respect of each series of cumulative Class A Preferred Shares (including the Class A Preferred Shares Series 1) then issued and outstanding and on all other shares entitled to cumulative dividends and ranking on a parity with the Class A Preferred Shares and there shall have been paid or set aside for payment all declared dividends in respect of each series of non-cumulative Class A Preferred Shares then issued and outstanding and on all other non-cumulative shares ranking on a parity with the Class A Preferred Shares.

Amendments to the Class A Preferred Shares Series 1

        The Company will not without, but may from time to time with the approval of the holders of the Class A Preferred Shares Series 1 given as specified under "Shareholder Approvals" below, delete or vary any rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares Series 1.

Shareholder Approvals

        The approval of any amendments to the rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares Series 1 may be given by a resolution carried by the affirmative vote of not less than 66 2/3% of the votes cast at a meeting of holders of Class A Preferred Shares Series 1 at which a majority of the outstanding Class A Preferred Shares Series l is represented or, if no quorum is present at such meeting, at any adjourned meeting at which no quorum would apply. At any meeting of the holders of the Class A Preferred Shares Series 1, each holder will be entitled to one vote in respect of each Class A Preferred Shares Series 1 held.

Election under Part VI.1 of the Income Tax Act (Canada)

        The Company will make the necessary election under Part VI.1 of the Income Tax Act (Canada) so that corporate holders of Class A Preferred Shares Series 1 will not be subject to tax under Part IV.1 of the Income Tax Act (Canada) on dividends paid (or deemed to be paid) by the Company on the Class A Preferred Shares Series 1.

Government of Québec
 The Inspector General of
Financial Institutions

CERTIFICATE OF AMENDMENT Companies Act (L.R.Q., chap. C-38)
Part 1A

I hereby attest that the company

CASCADES INC.

has amended its articles under Part 1A of the Companies Act, as indicated in the articles of amendment attached hereto.

1992 07 23

(Signed) The Inspector General of Financial Institutions

1184-1335

[Logo]	Gouvernement du Québec L'Inspecteur général des institutions financières
Formulaire 5 STATUTS DE MODIFICATION Loi sur les compagnies Partie 1A
1
Dénomination sociale ou numéro matricule

        CASCADES INC.

2
Les statuts de la compagnie sont modifiés de la facon suivante:

  Par la modification des conditions, restrictions, priviléges et droits afférents aux actions privilégiées catégorie "A", série 1 en remplaçant la date indiquée au paragraphe intitulé Conversion au moment de la levée d'un bon de souscription d'actions ordinarie, soit le 31 juillet 1997 par le 31 août 1997 et en ajoutant un paragraphe intitulé Rachat au moment de la levée d'un bon de souscription à de actions ordinaries. Le texte complet des conditions, restrictions, priviléges et droits afférents aux actions privilégiées catégorie "A" série 1 est décrit à l'annexe A ci-jointe.

* * * * *

  By amending the rights, privileges, restrictions and conditions attaching to Class A Preferred Shares Series 1, by replacing the date set forth in the paragraph entitled Conversion upon Exercise of a Common Share Purchase Warrant namely, July 31, 1997 with August 31, 1997 and by adding a paragraph entitled Retraction upon Exercise of a Common Share Purchase Warrant. The entire text of the rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares Series 1, is set forth in Annex 1 and Annex A attached hereto.

3	Date d'entrée en vigueur, si différente de la date du dépôt (voir instructions)	4	Dénomination sociale (ou numéro matricule) antérieure à la modification, si différente de celle mentionnée àla case 1
Signature de l'administrateur autorisé	Fonction du signataire	Administrateur

Réservé à l'administration

ANNEX A

PROVISIONS ATTACHING TO THE CUMULATIVE
REDEEMABLE CLASS "A" PREFERRED SHARES SERIES 1
OF CASCADES INC.
(the "Company')

        The first series of the Class "A" Preferred Shares will consist of 2,100,000 Cumulative Redeemable Class "A" Preferred Shares Series 1 (the "Class A Preferred Shares Series 1") and, in addition to the rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares of the Company as a class, the Class A Preferred Shares Series 1 shall also be subject to the following rights, privileges, restrictions and conditions:

Dividends

        The holders of Class A Preferred Shares Series 1 will be entitled to receive and the Company shall pay thereon cumulative preferential cash dividends, as and when declared by the Board of Directors of the Company, payable quarterly on or about the 1st day of January, April, July and October in each year (the "Dividend Payment Date") at a quarterly rate of $0.46875 per share. The initial dividend shall be deemed to accrue from the date of issue of the Class A Preferred Share Series 1, and, if declared, shall be payable on October 1, 1992.

        If on any Dividend Payment Date the dividend payable on such date is not paid in full on all the Class A Preferred Shares Series 1 then issued and outstanding, such dividend or the unpaid part thereof shall be paid on a subsequent date or dates determined by the Board of Directors of the Company on which the Company shall have sufficient monies properly applicable to the payment thereof. The holders of the Class A Preferred Shares Series 1 shall not he entitled as such to any offset dividends in excess of the preferential dividends for which provision is expressly made herein. Cheques of the Company payable in lawful money of Canada at par at any branch of the Company's bankers in Canada, at such time, shall be issued in respect of the said dividends (less any tax required to be deducted) and payment thereof shall satisfy such dividends.

Redemption

        The Class A Preferred Shares Series 1 will not be redeemable prior to September 1, 1997. On and after September 1, 1997, but subject to the provisions of the Companies Act (Quebec) and in the provisions described under "Restrictions on Dividends and Retirement of Shares" below, the Company may redeem at any time all or from time to time, any part of the outstanding Class A Preferred Shares Series 1, at the Company option, by either:

  (a)
  the payment of an amount in cash of $25.00 for each such share so redeemed, together with accrued and unpaid dividends thereon to the date fixed for redemption; or

  (b)
  subject to the prior approval of the Montreal and Toronto stock exchanges, the conversion of each Class A Preferred Share Series 1 to be redeemed into that whole number of fully paid and freely tradeable common shares of the Company (the "Common Shares") to be determined by dividing $25.00, together with accrued and unpaid dividends thereon to the date fixed for redemption, by the greater of $2.00 and 95% of the weighted average trading price of such Common Shares on The Montreal Exchange for the 20 trading days ending on the last trading day ending on or immediately prior to the fourth day prior to the date specified for redemption.

        Notice of any redemption will be given by the Company not more than 60 days and not less than 35 days prior to the date fixed for redemption.

        Where a part only of the then outstanding Class A Preferred Shares Series 1 is at any time to be redeemed, the Class A Preferred Shares Series 1 to be redeemed shall be selected by lot in such manner as the Board of Directors of the Company determines or, if the Board of Directors of the Company so decides, may be redeemed pro rata, disregarding fractions.

        The notice of redemption shall set out whether the redemption shall be in the form of cash or by conversion into Common Shares, the redemption price or the number of Common Shares, as the case may be, the place at which the redemption is to be made and the date on which redemption is to take place, and, if less than all of the shares are to be redeemed, the number thereof so to be redeemed. If the redemption is to be made in cash, on or before the date so specified for redemption, the Company shall deposit the redemption price of the shares to be redeemed with the transfer agent and registrar for the Class A Preferred Shares Series 1 to be paid without interest to or to the order of the respective holders of such shares upon presentation and surrender to such agent of the certificates representing the same. If the redemption is to be made by conversion into Common Shares, the Company shall deposit certificates representing an appropriate number of Common Shares with the transfer agent and registrar for the Class A Preferred Shares Series 1 to be issued to or to the order of the respective holders of such shares upon presentation and surrender to such agent of the certificates representing the same. Provided such deposit shall have been made, such shares so called for redemption shall, on the date specified for redemption, be and be deemed to be redeemed and no longer outstanding. If a part only of the shares represented by any certificate are to be redeemed, a new certificate for the part not redeemed shall be issued at the expense of the Company. Provided such deposit shall have been made, the shares so called for redemption shall from and after the date specified for redemption cease to be entitled to dividend, and the holders shall not be entitled to exercise any of the other rights of shareholders in respect thereof, and their rights shall be limited to receiving, without interest, their proportionate part of the total redemption price so deposited against presentation and surrender of the certificates held by them respectively. If the deposit as aforesaid shall not have been made, the rights of the holders of the shares so called for redemption shall remain unaffected.

        On any redemption of Class A Preferred Shares Series 1 by way of conversion into Common Shares, the share certificate representing the Common Shares resulting therefrom shall be issued in the name of the holder of the Class A Preferred Shares Series 1 converted The right of the Company to redeem the Class A Preferred Shares Series 1 shall be deemed to have been exercised, and the holder of Class A Preferred Shares Series 1 to be converted shall be deemed to have become a holder of Common Shares for all purposes, on the relevant conversion date, notwithstanding any delay in the delivery of the certificate representing the Common Shares into which such Class A Preferred Shares Series 1 have been converted.

        A redemption of Class A Preferred Share Series 1 will be effected by the holder depositing certificates representing the Class A Preferred Shares Series 1 to be redeemed at the principal transfer office of Fiducie Desjardins Inc. in Montreal, or at the principal transfer office of Montreal Trust Company in Toronto, Regina, Calgary or Vancouver. Fractional shares will not be issued on any redemption but in lieu thereof, the Company will make cash payments.

Conversion into Common Shares at Option of the Holder

        On and after September 1, 1997, each Class A Preferred Share Series 1 will be convertible at the option of the holder on the 1st day of each of January, April, July and October in each year on at least 45 days written notice before the date fixed for conversion into that number of fully paid and freely tradeable Common Shares determined by dividing $25.00, together with accrued and unpaid dividends thereon to the date of conversion, by the greater of $2.00 and 95% of the weighted average trading price of such Common Shares on The Montreal Exchange for the 20 trading days ending on the last trading day ending on or immediately prior to the fourth day prior to the date of conversion.

        The conversion privilege herein provided for may be exercised by notice in writing given to the transfer agent for the Common Shares at least 45 days prior to the conversion date, accompanied by the certificate or certificates representing the Class A Preferred Shares Series 1 in respect of which the holder thereof desires to exercise such conversion privilege; such notice shall specify the number of Class A Preferred Shares Series 1 which the holder desires to have converted; if less than all the Class A Preferred Shares Series 1 represented by any certificate or certificates accompanying any such notice are to be converted, the holder shall be entitled to receive, at the expense of the Company, a new certificate representing the Class A Preferred Shares Series 1 comprised in the certificate or certificates surrendered as aforesaid which are not to be converted. On any conversion of Class A Preferred Shares Series 1, the share certificate representing the Common Shares resulting therefrom shall be issued in the name of the holder of the Class A Preferred Shares Series 1 converted.

        The right of a holder of Class A Preferred Shares Series 1 to convert the same into Common Shares shall be deemed to have been exercised, and the holder of Class A Preferred Shares Series 1 to be converted shall be deemed to have become a holder of Common Shares for all purposes, on the relevant conversion date, notwithstanding any delay in the delivery of the certificate representing the Common Shares into which such Class A Preferred Shares Series 1 have been converted.

        The Company, subject to the provisions of the Companies Act (Quebec) and the provisions described under "Restrictions on Dividends and Retirement of Shares", as applicable, may, by notice given not later than the 24th business day prior to the date fixed for conversion to all holders who have given a conversion notice, either: (i) redeem on the day fixed for conversion all but not less then all of the Class A Preferred Shares Series 1 forming the subject matter of time conversion notices; or (ii) cause the holders of such Class A Preferred Shares Series 1 to sell on the day fixed for conversion such Class A Preferred Shares Series 1 to another purchaser or purchasers if a purchaser or purchasers willing to purchase all but not less than all of such Class A Preferred Shares Series 1 is or are found. Any such redemption or purchase shall be made by the payment of an amount in cash of $25.00 per share, together with accrued and unpaid dividends thereon to the date fixed for redemption or purchase. The Class A Preferred Shares Series 1 to be so redeemed or purchased shall not he converted on the date set forth in the conversion notice.

        A conversion of Class A Preferred Shares Series 1 will be effected by the holder depositing certificates representing the Class A Preferred Shares Series l to be converted at the principal transfer office of Fiducie Desjardins Inc. in Montreal, or at the principal transfer office of Montreal Trust Company in Toronto, Regina, Calgary or Vancouver. Fractional Common Shares will not be issued on any conversion of Class A Preferred Shares Series 1 but in lieu thereof the Company will make cash payments.

Conversion into Another Series of Preferred Shares at Option of the Holder

        The Company may by notice given at least 45 days prior to September 1, 1997, advise the holders of the Class A Preferred Shares Series 1 of their right to convert, at their option, on September 1, 1997, their Class A Preferred Shares Series 1 into fully paid and non-assessable new first preferred shares (the "New Preferred Shares") on a share for share basis, The Company will ensure that such New Preferred Shares will not, if issued, be or be deemed to be "term preferred shares" within the meaning of the Income Tax Act (Canada).

        The notice shall be sent by prepaid first-class mail or delivered to each person who at a record date fixed by the Board of Directors is a registered holder of Class A Preferred Shares Series 1 and be sent to each stock exchange on which the Class A Preferred Shares Series 1 are then listed and posted for trading. The notice shall (i) specify the manner in which the conversion right may be exercised, and (ii) contain a summary of the attributes of the New Preferred Shares into which the Class A Preferred Shares Series 1 may be converted. Holders of the Class A Preferred Shares Series 1 electing to convert such shares will be required to complete a conversion election accompanying the conversion notice and to deposit the completed conversion election and shares to be converted at the principal office of Fiducie Desjardins Inc. in Montreal, or at the principal transfer office of Montreal Trust Company in Toronto, Regina, Calgary or Vancouver on or before a date 30 days prior to the conversion date set out in the conversion notice.

Conversion upon Exercise of a Common Share Purchase Warrant

        The holders of Class A Preferred Shares Series 1 have the right, at any time up to and including August 31, 1997, upon the exercise of a Common Share Purchase Warrant (the "Warrant") issued under the Warrant Indenture between the Company and Fiducie Desjardins Inc., as warrant agent, and in lieu of paying the entire exercise price of the Warrant in cash, to convert Class A Preferred Shares Series 1 into Common Shares in the following manner. The number of Class A Preferred Shares Series 1 which may be so converted upon the exercise of Warrants shall be equal to the number obtained by dividing (i) the aggregate exercise price of the Warrants to be exercised in connection with such conversion by (ii) an amount equal to $25.00 plus any accrued and unpaid dividends per Class A Preferred Share Series 1. A conversion of Class A Preferred Shares Series 1 will be effected by the holder depositing certificates representing the Warrants and the appropriate number of Class A Preferred Shares Series 1 to be converted with the transfer agent at the principal transfer office of Fiducie Desjardins Inc. in Montreal, or at the principal transfer office of Montreal Trust Company in Toronto, Regina, Calgary or Vancouver. No fractional Common Share will be issued on such conversion. No cash payment will be made by the Company should the aggregate value of the Class A Preferred Shares Series 1 so converted exceed the aggregate exercise price. Should the aggregate exercise price exceed the aggregate value of the Class A Preferred Shares Series 1 so converted, the holder shall make a cash payment for such difference.

        On any conversion of Class A Preferred Shares Series 1 in connection with the exercise of a Warrant, the share certificate representing the Common Shares resulting therefrom shall be issued in the name of the holder of the Class A Preferred Shares Series 1 converted. The right of a holder of Class A Preferred Shares Series 1 to convert the same into Common Shares upon the exercise of the Warrants shall be deemed to have been exercised, and the holder of Class A Preferred Shares Series 1 to be converted shall be deemed to have become a holder of Common Shares for all purposes, on the relevant conversion date, notwithstanding any delay in the delivery of the certificate representing the Common Shares into which such Class A Preferred Shares Series 1 have been converted.

Retraction upon Exercise of a Common Share Purchase Warrant

        Subject to the provisions of the Companies Act (Quebec), a holder of Preferred Shares Series 1 who exercises a Warrant during the period between August 13, 1997 and August 31, 1997, inclusively, shall be entitled to require the Company to purchase that number of Preferred Shares Series 1 specified by the holder in order to pay, in cash, the exercise price of the Warrant, as hereinafter set out. A holder of Preferred Shares Series 1 wishing to exercise this right must, simultaneously with the exercise of the Warrant between August 13, 1997 and August 31, 1997, deposit the certificates representing the Warrants and the appropriate number of Preferred Shares Series 1 to be retracted at the principal transfer office of Fiducie Desjardins Inc. in Montreal, or at the principal transfer office of Montreal Trust

Company in Toronto, Regina, Calgary or Vancouver. The deposit of such certificates shall be in lieu and instead of a retraction notice to the Company. The retraction price for the Preferred Shares Series 1 shall be $25.00 per share plus accrued and unpaid dividends thereon to the date of the notice of retraction. The maximum number of Preferred Shares Series 1 which may be so retracted shall be equal to the number obtained by dividing i) the aggregate exercise price of the Warrants exercised in connection with such retraction by ii) an amount equal to $25.00 per share plus all accrued and unpaid dividends thereon to the date of the notice of retraction. The cash proceeds from the retraction of such Preferred Shares Series 1 shall be applied by the warrant agent, for and on behalf of the said holder of Preferred Shares Series 1, exclusively to the payment of the aggregate exercise price of the Warrants. Should the aggregate exercise price exceed the aggregate value of the Preferred Shares Series 1 so retracted, the holder shall make a cash payment for such difference. No fractional Common Share shall be issued upon such retraction and no cash payment will be made to the holder by the Company should the aggregate value of the Preferred Shares Series 1 so retracted exceed the aggregate exercise price of the Warrants.

        On any retraction of Class A Preferred Shares Series 1 in connection with the exercise of a Warrant as set forth above, the share certificate representing the Common Shares resulting therefrom shall be issued in the name of the holder of the Class A Preferred Shares Series 1 retracted. The right of retraction of a holder of Class A Preferred Shares Series 1 shall be deemed to have been exercised, and the holder of Class A Preferred Shares Series 1 which have been retracted shall be deemed to have become a holder of Common Shares for all purposes on the relevant retraction date, notwithstanding any delay in the delivery of the certificate representing the Common Shares.

Purchase for Cancellation

        Subject to the Companies Act (Quebec), the Company may at any time purchase for cancellation any Class A Preferred Share Series 1 by private contract or in the market or by tender at a price or prices to be determined by the Board of Directors of the Company but not exceeding $25.00 per share plus an amount equal to all accrued and unpaid dividends thereon.

Rights on Liquidation

        In the event of the liquidation, dissolution or winding-up of the Company, the holders of the Class A Preferred Shares Series 1 shall be entitled to receive $25.00 per Class A Preferred Share Series 1, together with all accrued and unpaid dividends thereon to and including the date of payment, before any amount shall be paid or any assets of the Company distributed to the holders of the Common Shares of the Company or to the holders of any shares ranking junior to the Class A Preferred Shares Series 1. The holders of Class A Preferred Shares Series 1 shall not be entitled to share in any further distribution of the assets of the Company.

Restrictions on Dividend and Retirement of Shares

        As long as any of the Class A Preferred Shares Series 1 are outstanding, the Company shall not, without the prior approval of the holders of such Class A Preferred Shares Series 1 given as specified under "Shareholder Approvals";

  (a)
  declare or pay or set aside for payment any dividends on any shares of any class of shares of the Company ranking junior to the Class A Preferred Shares Series 1 (other than stock dividends on shares ranking junior to the Class A Preferred Shares Series 1);

  (b)
  call for redemption or redeem, call for purchase or purchase, or otherwise retire or reduce or make any return of capital in respect of shares of any class of shares of the Company ranking junior to the Class A Preferred Shares Series 1; or

  (c)
  otherwise retire or reduce or make any return of capital in respect of any shares of any class of shares of the Company ranking pari passu with the Class A Preferred Shares Series 1, except in satisfaction of an obligation to purchase or obligation in respect of, a sinking fund, of a right of retraction or of any other mandatory redemption provision of any given series of any preferred shares, unless all dividends accrued up to and including the dividend payment date for the last completed period for which dividends shall be payable shall have been declared and paid or set aside for payment in respect of each series of cumulative Class A Preferred Shares (including the Class A Preferred Shares Series 1) then issued and outstanding and on all other shares entitled to cumulative dividends and ranking on a parity with the Class A Preferred Shares and there shall have been paid or set aside for payment all declared dividends in respect of each series of non-cumulative Class A Preferred Shares then issued and outstanding and on all other non-cumulative shares ranking on a parity with the Class A Preferred Shares.

Amendments to the Class A Preferred Shares Series 1

        The Company will not without, but may from time to time with the approval of the holders of the Class A Preferred Shares Series 1 given as specified under "Shareholder Approvals" below, delete or vary any rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares Series 1.

Shareholder Approvals

        The approval of any amendments to the rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares Series 1 may be given by a resolution carried by the affirmative vote of not less than 66 2/3% of the votes cast at a meeting of holders of Class A Preferred Shares Series 1 at which a majority of the outstanding Class A Preferred Shares Series 1 is represented or, if no quorum is present at such meeting, at any adjourned meeting at which no quorum would apply. At any meeting of the holders of the Class A Preferred Shares Series 1, each holder will be entitled to one vote in respect of each Class A Preferred Shares Series 1 held.

Election under Part VI.1 of the Income Tax Act (Canada)

        The Company will make the necessary election under Part VI.1 of the Income Tax Act (Canada) so that corporate holders of Class A Preferred Shares Series 1 will not be subject to tax under Part IV.1 of the Income Tax Act (Canada) on dividends paid (or deemed to be paid) by the Company on the Class A Preferred Shares Series 1.

Government of Québec
 The Inspector General of
Financial Institutions

CERTIFICATE OF AMENDMENT Companies Act (L.R.Q., chap. C-38)
Part 1A

I hereby attest that the company

CASCADES INC.

has amended its articles under Part 1A of the Companies Act, as indicated in the articles of amendment attached hereto.

1992 12 16

(Signed) The Inspector General of Financial Institutions

1184-1335

[Logo]	Gouvernement du Québec L'Inspecteur général des institutions financières
Formulaire 5 STATUTS DE MODIFICATION Loi sur les compagnies Partie 1A
1
Dénomination sociale ou numéro matricule

        CASCADES INC.

2
Les statuts de la compagnie sont modifiés de la facon suivante:

  Par la création de la première série d'actions privilégiées catégorie "B" qui, en plus des conditions, restrictions, priviléges et droits afférents aux actions privilégiées catégories "B" en tant que catégorie, seront également assujetties aux conditions, restrictions, priviléges et droits et droits décrits à Schedule A ci-jointe.

* * * * *

  By the creation of the first series of Class B Preferred Shares which, in addition to the rights, privileges, restrictions and conditions attaching to the Class B Preferred Shares as a class, shall also be subject to the rights, privileges, restrictions and conditions set forth in Schedule A attached hereto.

3	Date d'entrée en vigueur, si différente de la date du dépôt (voir instructions)	4	Dénomination sociale (ou numéro matricule) antérieure a la modification, si différente de celle mentionnée à la case 1
Signature de l'administrateur autorisé	Fonction du signataire	Administrateur

Réservé à l'administration		1184-1335

SCHEDULE "A"

PROVISIONS ATTACHING TO THE CUMULATIVE
CLASS "B" PREFERRED SHARES SERIES 1
OF CASCADES INC.
(the "Company")

        The first series of the Class "B" Preferred Shares will consist of 2,700,000 Cumulative Class "B" Preferred Shares Series 1 (the "Class B Preferred Shares Series 1") and, in addition to the rights, privileges, restrictions and conditions attaching to the Class B Preferred Shares of the Company as a class, the Class B Preferred Shares Series 1 shall also be subject to the following rights, privileges, restrictions and conditions:

1.
Definitions.    In this section setting out the rights, privileges and conditions attached to the Class B Preferred Shares Series 1, the following words and phrases shall have the following meanings:

(a)
"accrued redemption amount" of a Class B Preferred Share Series 1 means the redemption amount of a Class B Preferred Share Series 1 plus an amount equal to all dividends declared or accrued thereon up to and including the immediately preceding dividend payment date which were not paid on or before such immediately preceding dividend payment date (if any);

(b)
"Act" means the Companies Act (Quebec), as amended from time to time;

(c)
"Business Day" means a day other than a Saturday, Sunday or any other day treated as a holiday in the municipality in Canada in which the Company's registered office is then situated;

(d)
"dividend payment date" means the first day of March, June, September and December in each year;

(e)
"holder" in respect of any Class B Preferred Share Series 1 means the registered holder thereof;

(f)
"redemption amount" of a Class B Preferred Share Series 1 means $25.00 per Class B Preferred Share Series 1;

(g)
"redemption price" of a Class B Preferred Share Series 1 means the redemption amount of a Class B Preferred Share Series 1 plus an amount equal to all dividends which have at the relevant time been declared or accrued thereon but which have not then been paid (if any); and

(h)
"retraction dates" means the dates specified in Section 7.1 on which the Class B Preferred Shares Series 1 are redeemable at the option of the holder.

        If any day on which any dividend on the Class B Preferred Shares Series 1 is payable on or by which any other action is required to be taken hereunder is not a Business Day, then such dividends shall be payable or such other action shall be required to be taken on the next succeeding day that is a Business Day.

2.
Rank.

        2.1   The Class B Preferred Shares Series 1 shall rank junior to the Class A Preferred Shares with respect to the payment of dividends and the distribution of assets of the Company in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs.

        2.2   The Class B Preferred Shares Series 1 shall be entitled to preference over the Common Shares and any other shares issued by the Company ranking junior to the Class B Preferred Shares Series 1 with respect to the payment of dividends and the distribution of assets of the Company in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs.

3.
Dividends.

        3.1   Dividends on the Class B Preferred Shares Series 1 shall accrue on a day-to-day basis at the rate of 4% per annum (calculated by reference to the accrued redemption amount) from and including the date of issue thereof up to and including December 1, 1995 and shall be payable on each retraction date, ratably in accordance with the percentage of Class B Preferred Shares Series 1 being retracted on such retraction date, to the holders of record at the close of business on the tenth business day preceding such retraction date. In addition, dividends on the Class B Preferred Shares Series 1 shall accrue on a day-to-day basis at the rate of 1% per annum (calculated by reference to the accrued redemption amount) from and including the date of issue thereof up to and including December 1, 1995 and shall be payable on each dividend payment date to the holders of record at the close of business on the tenth business day preceding such dividend payment date. Accordingly, on each dividend payment date up to and including December 1, 1995, the holders of the Class B Preferred Shares Series 1 shall be entitled to receive and the Company shall pay thereon, as and when declared by the board of directors out of monies of the Company properly applicable to the payment of dividends, fixed cumulative preferential cash dividends in the amount per Class B Preferred Share Series 1 equal to 0.25% of the accrued redemption amount for such dividend payment date, the first of such dividends to become payable on March 1, 1993. Commencing on December 2, 1995, dividends on the Class B Preferred Shares Series 1 shall accrue on a day-to-day basis at the rate of 5% per annum (calculated by reference to the accrued redemption amount) and shall be payable on each dividend payment date to the holders of record at the close of business on the tenth business day preceding such dividend payment date. Accordingly, on each dividend payment date after December 1, 1995, the holders of the Class B Preferred Shares Series 1 shall be entitled to receive and the Company shall pay thereon, as and when declared by the board of directors out of monies of the Company properly applicable to the payment of dividends, fixed cumulative preferential cash dividends in the amount per Class B Preferred Share Series 1 equal to 1.25% of the accrued redemption amount for such dividend payment date, the first of such dividends to become payable on March 1, 1996.

        3.2   Subject to Section 3.3, for the purposes of calculating an amount measured by reference to accrued but unpaid dividends, the amount of any accrued but unpaid dividend in respect of any Class B Preferred Share Series 1 from the immediately preceding dividend payment date to any particular date shall be an amount equal to 1.25 per cent of the accrued redemption amount on the date of calculation multiplied by a fraction the numerator of which is the number of days from and including such dividend payment date to but excluding such particular date and the denominator of which is the number of days from and including such dividend payment date to but excluding the next succeeding dividend payment date.

        3.3   The amount of the dividend accrued and payable on March 1, 1993 on each Class B Preferred Share Series 1 shall be an amount equal to 0.25 per cent of the redemption amount multiplied by a fraction the numerator of which is the number of days from and including the date of issue to but excluding March 1, 1993 and the denominator of which is the number of days from and including December 1, 1992 to but excluding March 1, 1993.

        3.4   The dividend payable on any dividend payment date to any holder of Class B Preferred Shares Series 1 shall be calculated by multiplying the amount of the dividend payable on such date on each such share then held by such holder by the total number of Class B Preferred Shares Series 1 so held by such holder and rounding to the nearest $0.01. The board of directors of the Company shall be entitled to declare part of the preferential cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year may not be declared in full, but for greater certainty no dividend shall be declared or set aside or paid on the Common Shares, Class B Preferred Shares or any shares ranking junior to the Class B Preferred Shares Series 1 unless and until all preferential cumulative cash dividends on the Class B Preferred Shares Series 1 have been duly declared and paid.

        3.5   Dividends shall be paid by cheque drawn on the Company's bankers or one of them and payable at par at any branch in Canada of such bank or by electronic funds transfer to a bank account specified by the holder of shares in respect of which the dividend has been declared. Any such cheque shall be mailed at least three Business Days before the applicable dividend payment date and any electronic funds transfer shall take place before 12:00 noon (Toronto time). The mailing of such cheques or the crediting of the bank account as aforesaid shall satisfy and discharge all liability for such dividends to the extent of the sums represented thereby, unless, in the case of cheques, such cheques are not paid on due presentation. If on any dividend payment date dividends payable on such date are not paid in full on all the Class B Preferred Shares Series 1 then issued and outstanding, such dividends or the unpaid part thereof shall be paid on a subsequent date or dates as determined by the directors. The holders of the Class B Preferred Shares Series 1 shall not be entitled to any dividends other than or in excess of the cash dividends herein provided for. A dividend which is represented by a cheque which has not been presented for payment within 6 years after such cheque was issued or that otherwise remains unclaimed for a period of 6 years from the date on which the dividend was declared to be payable and set apart for payment shall be forfeited to the Company.

        4.     Dissolution.    In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, the holders of the Class B Preferred Shares Series 1 shall be entitled to receive from the assets and property of the Company an amount equal to the redemption price for each Class B Preferred Share Series 1 held by them before any amount shall be paid or any assets or property of the Company distributed to the holders of Common Shares or any other shares issued by the Company ranking junior to the Class B Preferred Shares Series 1. Upon payment of the amount so payable to them, the holders of Class B Preferred Shares Series 1 shall not be entitled to share in any further distributions of assets of the Company.

        5.     Voting Rights.    Except as otherwise provided herein or by the Act, the holders of Class A Preferred Shares shall not be entitled as such to receive notice of or to attend or to vote at any meeting of shareholders of the Corporation.

        6.     Redemption by the Company.

        6.1   Subject to the provisions of the Act, the Company may from time to time at its option upon giving notice or upon the waiver of such notice, as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Class B Preferred Shares Series 1, on payment for each share to be redeemed of the redemption price therefor.

        6.2   Subject to the provisions of the Act, all Class B Preferred Shares Series 1 issued and outstanding on November 30, 2003 shall be redeemed by the Company on that date.

        6.3   In the case of any redemption of Class B Preferred Shares Series 1, unless all the holders of the Class B Preferred Shares Series 1 to be redeemed shall have waived notice of such redemption by a written waiver specifying the date on which such redemption is to take place, the Company shall, at least 30 days before the date fixed for redemption, mail to each person who, at the date of mailing, is a holder of Class B Preferred Shares Series 1 to be redeemed, a notice in writing of the redemption by the Company of such Class B Preferred Shares Series 1. Such notice shall be mailed by registered letter, postage prepaid, addressed to each such holder at its address as it appears on the books of the Company or, in the event of the address of any such holder not so appearing, then to the last address of such holder known to the Company; provided, however, that accidental failure or omission in giving such notice to one or more such holders shall not affect the validity of such redemption. Such notice shall also set out the redemption price of the Class B Preferred Shares Series 1 and the date on which redemption is to take place and, if part only of the Class B Preferred Shares Series 1 held by the person to whom it is addressed is to be redeemed, the number thereof to be redeemed.

        6.4   On the date so specified for redemption in any notice of redemption or waiver of notice, as the case may be, as referred to in Section 6.3 above, the Company shall pay or cause to be paid to or to the order of the holders of the Class B Preferred Shares Series 1 to be redeemed the redemption price therefor on presentation and surrender of the certificates representing the Class B Preferred Shares Series 1 so called for redemption at the registered office of the Company, the head office of the transfer agent for the Class B Preferred Shares Series 1 or any other place or places in Canada designated in such notice. Such payment shall be made by cheque payable in lawful money of Canada at par at any branch in Canada of one of the Company's bankers for the time being.

        6.5   In case a part only of the Class B Preferred Shares Series 1 is at any time to be redeemed, the shares to be redeemed shall, unless the holders of the Class B Preferred Shares Series 1 otherwise unanimously agree in writing in respect of a particular redemption, be redeemed pro rata, disregarding fractions, and the directors of the Company may provide for such adjustments as may be necessary to avoid the redemption of fractional shares. If a part only of the Class B Preferred Shares Series 1 represented by any Certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Company.

        6.6   From and after the date specified for redemption in any notice of redemption or waiver of notice, as the case may be, as referred to in Section 6.3 above, Class B Preferred Shares Series 1 called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price of the Class B Preferred Shares Series 1 shall not be made upon presentation of the certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected.

        6.7   The Company shall have the right and in the case of a redemption pursuant to Section 6.2 shall be required, at any time after the mailing of notice of its intention to redeem any Class B Preferred Shares Series 1 or the obtaining of the waiver referred to in Section 6.3 above, to deposit the redemption price of the Class B Preferred Shares Series 1 so called for redemption or such of the said shares represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, to a special account at any chartered bank or trust company in Canada named in such notice to be paid without interest to or to the order of the respective holders of such Class B Preferred Shares Series 1 called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit being made or upon the date specified for redemption in such notice or waiver, whichever is the later, the Class B

Preferred Shares Series 1 in respect of which such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or redemption date, as the case may be, shall be limited to receiving, without interest, their proportionate part of the total redemption price of the Class B Preferred Shares Series 1 so deposited against presentation and surrender of the said certificates held by them respectively. Any interest allowed on such deposit or deposits shall belong to the Company.

        6.8   If the Company is not permitted to redeem all of the Class B Preferred Shares Series 1 eligible for redemption pursuant to the mandatory redemption requirement provided in Section 6.2 by virtue of the provisions of the Act, the Company shall redeem only the maximum number of Class B Preferred Shares Series 1 which the directors of the Company determine the Company is then permitted to redeem. Such redemption will be made pro rata (disregarding fractions of shares) according to the number of Class B Preferred Shares Series 1 eligible for redemption. The Company shall pay the redemption price to each holder of Class B Preferred Shares Series 1 which tendered its shares for redemption in accordance with Section 6.4 and shall deposit in accordance with Section 6.7 the redemption price in respect of holders who did not tender their share certificates. The Company shall issue and deliver to each holder whose Class B Preferred Shares Series 1 have not been redeemed in full a new share certificate, at the expense of the Company, representing the Class B Preferred Shares Series 1 not redeemed by the Company.

        6.9   If the Company fails to redeem, because of the provisions of the Act, all of the Class B Preferred Shares Series 1 duly tendered pursuant to the mandatory redemption requirement provided in Section 6.2 that were then eligible for redemption, the Company shall redeem on each dividend payment date thereafter the lesser of (i) the number of Class B Preferred Shares Series 1 issued and outstanding and (ii) the number of Class B Preferred Shares Series 1 which the directors of the Company determine the Company is then permitted to redeem as selected pro rata from each holder of Class B Preferred Shares Series 1 on the basis of the number of Class B Preferred Shares Series 1 eligible for redemption. The Company shall advise holders of Class B Preferred Shares Series 1 of this mandatory redemption requirement at least 30 days and no more than 45 days prior to the dividend payment date and shall make payment to holders of Class B Preferred Shares Series 1 which tender in accordance with Section 6.4 and shall deposit in accordance with Section 6.7 the redemption price payable to holders who did not tender their share certificates. The Company shall issue and deliver to a holder whose Class B Preferred Shares Series 1 have not been redeemed in full a new share certificate, at the expense of the Company, representing the Class B Preferred Shares Series 1 not redeemed by the Company.

7.
Redemption at the Option of the Holders of Class B Preferred Shares Series 1.

        7.1   Subject to the provisions of the Act, the holders of Class B Preferred Shares Series 1 may, at their option and in the manner hereinafter provided, require the Company to redeem upon payment for each share to be redeemed of the redemption price therefor, (i) on November 30, 2000 up to 800,000 Class B Preferred Shares Series 1 and (ii) on November 30, 2001 up to that number of Class B Preferred Shares Series 1 equal to the number of shares eligible for but not tendered for redemption on November 30, 2000 plus another 800,000 Class B Preferred Shares Series 1 and (iii) on November 30, 2002, up to that number of Class B Preferred Shares Series 1 equal to the number of shares eligible for but not tendered for redemption on November 30, 2001 plus another 800,000 Class B Preferred Shares Series 1 and (iv) on November 30, 2003, the remaining Class B Preferred Shares Series 1 issued and outstanding.

        7.2   The Company shall on or before October 31 in each year in which Class B Preferred Shares Series 1 are redeemable at the option of the holder, mail or deliver to each holder of Class B Preferred Shares Series 1, a notice in writing stating the total number of Class B Preferred Shares Series 1 that may be redeemed pursuant to Section 7.1 in that year and the place or places within Canada at which holders of Class B Preferred Shares Series 1 may present and surrender their shares for redemption and the date provided for in Section 7.3 by which holders of Class B Preferred Shares Series 1 must present and surrender their shares for redemption if they wish such shares redeemed.

        7.3   A holder of shares wishing to have such shares redeemed shall tender to the Company at its registered office or at the head office of the transfer agent for the Class B Preferred Shares Series 1 at least ten days prior to the retraction date a request in writing specifying (i) that such holder desires to have the whole or any part of the Class B Preferred Shares Series 1 registered in such holder's name redeemed by the Company and (ii) the retraction date, together with the share certificate, if any, representing the Class B Preferred Shares Series 1 which the registered holder desires to have the Company redeem.

        7.4   In the event that more Class B Preferred Shares Series 1 are tendered for redemption than are eligible for redemption pursuant to Section 7.1 hereof, the shares to be redeemed shall be redeemed pro rata, disregarding fractions, and the directors of the Company may provide for such adjustments as may be necessary to avoid the redemption of fractional shares. If a part only of the Class B Preferred Shares Series 1 represented by any certificate shall be redeemed, then a new certificate for the balance shall be issued at the expense of the Company.

        7.5   If the Company is not permitted to redeem all of the Class B Preferred Shares Series 1 duly tendered pursuant to the optional redemption right provided in this Section 7 by virtue of the provisions of the Act, the Company shall redeem only the maximum number of Class B Preferred Shares Series 1 which the directors of the Company determine the Company is then permitted to redeem. Such redemption will be made pro rata (disregarding fractions of shares) from each holder of tendered Class B Preferred Shares Series 1 according to the number of Class B Preferred Shares Series 1 tendered for redemption by each such holder and the Company shall issue and deliver to each such holder a new share certificate, at the expense of the Company, representing the Class B Preferred Shares Series 1 not redeemed by the Company.

        7.6   If the Company fails to redeem, because of the provisions of the Act, all of the Class B Preferred Shares Series 1 duly tendered pursuant to the optional redemption right provided for in this Section 7 that were then eligible for redemption, then the Company shall redeem on each dividend payment date thereafter from the Class B Preferred Shares Series 1 tendered by the holders thereof on or before the 10th day preceding such dividend payment date for redemption in the same manner as set forth in Section 7.3, the lesser of (i) the number of Class B Preferred Shares Series 1 so tendered and (ii) the number of Class B Preferred Shares Series 1 which the directors of the Company determine the Company is then permitted to redeem as selected pro rata from each holder of Class B Preferred Shares Series 1 so tendered according to the number of Class B Preferred Shares Series 1 so tendered by each such holder. The Company shall be under no obligation to give any notice to the holders of Class B Preferred Shares Series 1 in respect of the redemptions provided for in this Section 7.6.

        7.7   Upon receipt of a request for redemption and share certificates, the Company shall, on the retraction date or dividend payment date, as the case may be, redeem the number of shares to be redeemed determined in accordance with this Section 7 by paying to such holder an amount per share equal to the redemption price therefor. Such payment shall be made by cheque payable in lawful money of Canada at par at any branch in Canada of one of the Company's bankers for the time being.

        7.8   All Class B Preferred Shares Series 1 tendered for redemption and required to be redeemed in accordance with this Section 7 shall be redeemed on the retraction date or on the dividend payment date, as the case may be, and after payment of the redemption price for such shares, such shares shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, unless payment of the redemption price is not made on the retraction date or dividend payment date, as the case may be, in which case the rights of the holders of such shares shall remain unaffected.

        7.9   The number of Class B Preferred Shares Series 1 shall not be subdivided or consolidated or otherwise changed into a greater or lesser number unless, contemporaneously therewith, the numbers of Class B Preferred Shares Series 1 which the Company may be required to redeem in accordance with this Section 7 are subdivided, consolidated, or otherwise changed in the same proportion and in the same manner.

        8.     No Other Purchases.    Except as permitted under Sections 6 and 7 of this section of the articles, the Company shall not purchase or otherwise acquire any Class B Preferred Shares Series 1 without first obtaining the prior written consent of all holders of the Class B Preferred Shares Series 1 to such purchase or acquisition.

        9.     Notices and Interpretation.

        9.1   Subject to Section 9.2, and except where otherwise expressly provided for herein, any notice, cheque or other communication from the Company herein provided for shall be sufficiently given if delivered or if sent by ordinary unregistered mail, postage prepaid or, in the case of a notice of redemption, by pre-paid registered mail, to the holders of the Class B Preferred Shares Series 1 at their respective addresses appearing on the books of the Company or, in the event of the address of any of such holders not so appearing, then at the last address of such holder known to the Company. Accidental failure to give any such notice or other communication to one or more holders of the Class B Preferred Shares Series 1 shall not affect the validity of the notices or other communications properly given or any action taken pursuant to such notice or other communication but, upon such failure being discovered, the notice or other communication, as the case may be, shall be sent forthwith to such holder or holders.

        9.2   If there exists any actual or apprehended disruption of mail services in any jurisdiction in which there are holders of Class B Preferred Shares Series 1 whose addresses appear on the books of the Company to be in such jurisdiction, notice may (but need not) be given to the holders in such jurisdiction by means of publication once in each of two successive weeks in a newspaper of general circulation published or distributed in the jurisdiction or if the Company maintains a register of transfers for the Class B Preferred Shares Series 1 in such jurisdiction, then in the city in such jurisdiction where the register of transfers is maintained. Notice given by publication shall be deemed for all purposes to be proper notice.

        9.3   Notice given by mail shall be deemed to be given on the day upon which it is mailed unless on the day of or the day following such mailing an actual disruption of mail services has occurred in the jurisdiction in or to which such notice is mailed. Notice given by publication shall be deemed to be given on the day on which the first publication is completed in any city in which notice is published.

Government of Québec
 The Inspector General of
Financial Institutions

CERTIFICATE OF AMENDMENT Companies Act (L.R.Q., chap. C-38)
Part 1A

I hereby attest that the company

CASCADES INC.

has amended its articles under Part 1A of the Companies Act, as indicated in the articles of amendment attached hereto.

1985 09 16

(Signed) The Inspector General of Financial Institutions

Government of Québec
 The Inspector General of
Financial Institutions

CERTIFICATE OF AMENDMENT Companies Act (L.R.Q., chap. C-38)
Part 1A

I hereby attest that each document which accompanies this certificate is a true copy of an original document related to

CASCADES INC.

and it has been registered

on 1985 09 04

libro S-679, folio 36

(Signed) The Inspector General of Financial Institutions

File: 1184-1335

Government of Québec
 The Inspector General of
Financial Institutions

Form 5 ARTICLES OF AMENDMENT Part 1A of the Companies Act
5
Corporate name of Company

        CASCADES INC.

6
The Articles of the Company are amended as follows:

2.1
Each of the 11,250,012 Common Shares without per value of the outstanding capital stock of the company at the closing of the offices of the head office of the company on September 16, 1985 is split into two Common Shares without per value of the capital stock of the company, the capital stock of the company being established at 22,500,024 of Common Shares at the closing of the offices of the head office of the company, on September 16, 1985.

7	Effective date if different of the filing date	8	Corporate name (or corporate number) before the amendment if different of Section 1
	September 16, 1985		N/A
Signature of the authorized director	(signed) Alain Lemaire	Title of Signatory	Director

Reserved to the Minister

Québec
Filed on
1985 09 04
The Inspector General of Financial Institutions

Government of Québec
 The Inspector General of
Financial Institutions

CERTIFICATE OF AMENDMENT Companies Act (L.R.Q., chap. C-38)
Part 1A

I hereby attest that the company

CASCADES INC.

has amended its articles under Part 1A of the Companies Act, as indicated in the articles of amendment attached hereto.

1986 05 13

(Signed) The Inspector General of Financial Institutions

Government of Québec
 The Inspector General of
Financial Institutions

CERTIFICATE OF REGISTRATION Companies Act (L.R.Q., chap. C-38)
Part 1A

I hereby attest that each document which accompanies this certificate is a true copy of an original document related to

CASCADES INC.

and it has been registered

on 1986 05 01

libro S-844, folio 106

(Signed) The Inspector General of Financial Institutions

File: 1184-1335

Government of Québec
 The Inspector General of
Financial Institutions

Form 5 ARTICLES OF AMENDMENT Part 1A of the Companies Act
9
Corporate name of Company

        CASCADES INC.

10
The Articles of the Company are amended as follows:

2.1
Each of the 24,100,024 Common Shares without per value of the outstanding capital stock of the company at the closing of the offices of the head office of the company on May 13, 1986 is split into two Common Shares without per value of the capital stock of the company, the capital stock of the company being established at 48,200,048 of Common Shares at the closing of the offices of the head office of the company, on May 13, 1985.

11	Effective date if different of the filing date	12	Corporate name (or corporate number) before the amendment if different of Section 1
	July 5, 1984		N/A
Signature of the authorized director	(signed) Bernard Lemaire	Title of Signatory	Director

Reserved to the Minister

Québec
Filed on
1986 05 01
The Inspector General of Financial Institutions

Government of Québec
 The Inspector General of
Financial Institutions

Formulake 5 STATUTS DE MODIFICATION Partie 1A
1
Dénomination sociale ou numéro matricule

        CASCADES INC.

2
Les statuts de la compagnie modifiés de la fàcon suivante:

2.1
Chacune des 24 100 024 actions ordinaires sans valeur nominale du capital-actions de la Compagnie émise et en circulation à la fermeture des bureaux du siège social de la Compagnie le 13 mai 1986 est fractionnée en deux actions ordinaires sans valeur nominale du capital-actions de la Compagnie, portant ainsi à 48 200 048 le nombre d'actions ordinaires émises et en circulation du capital-actions de la Compagnie à la fermeture des bureaux du siège social de la Compagnie le 13 mai 1986.

3	differente du depor (Voir instructions)	4	Denomination sociale (ou numéro matricule) antérieure à la modication, si differente de celle mentionnée à la case 1
	13 mai 1986		N/A
	Fonction du signataire	Administrateur

Reserve à i administration	1184-1335

Gouvernement
du Québec
Dànneé le
1986 05 01

L'Inspecteur genéral des
Institutions financiéres

Government of Québec
 The Inspector General of
Financial Institutions

CERTIFICATE OF AMENDMENT Companies Act (L.R.Q., chap. C-38)
Part 1A

I hereby attest that the company

CASCADES INC.

has amended its articles under Part 1A of the Companies Act, as indicated in the articles of amendment attached hereto.

1984 07 05

(Signed) The Inspector General of Financial Institutions

Government of Québec
 The Inspector General of
Financial Institutions

CERTIFICATE OF REGISTRATION Companies Act (L.R.Q., chap. C-38)
Part 1A

I hereby attest that each document which accompanies this certificate is a true copy of an original document related to

CASCADES INC.

and it has been registered

on 1984 06 22

libro S-492, folio 8

(Signed) The Inspector General of Financial Institutions

File: 1184-1335

Government of Québec
 The Inspector General of
Financial Institutions

Form 5 ARTICLES OF AMENDMENT Part 1A of the Companies Act
1
Corporate name of Company

        CASCADES INC.

2
The Articles of the Company are amended as follows:

2.1
Each of the 5,000,000 Common Shares without per value of the outstanding capital stock of the company at the closing of the offices of the head office of the company on July 5, 1984 is split into two Common Shares without per value of the capital stock of the company, the capital stock of the company being established at 10,000,000 of Common Shares at the closing of the offices of the head office of the company, on July 5, 1984.

3	Effective date if different of the filing date	4	Corporate name (or corporate number) before the amendment if different of Section 1
	July 5, 1984		N/A
Signature of the authorized director	(signed) Laurent Lemaire	Title of Signatory	Director

Reserved to the Minister

Québec
Filed on
1986 05 01
The Inspector General of Financial Institutions

Government of Québec
 Minister of Financial Institutions and
Cooperatives
Companies Branch

CERTIFICATE OF CONTINUANCE (Part 1A of the Companies Act)

I hereby attest that

the Company

CASCADES INC.

has continued its existence under Part 1A of the Companies Act, as indicated in the articles of continuation attached hereto.

Dated 82/10/26

(signed) • Director

Government of Québec
 Minister of Financial Institutions
and Cooperatives
Companies Branch

CERTIFICATE OF REGISTRATION (Part 1A of the Companies Act)

I hereby attest that each document which accompanies this certificate is a true copy of an original document relating to

CASCADES INC.

and it has been registered

on 82/10/26

libro S-237, folio 89

(signed) • Director

File: 1184-1335

ARTICLES OF CONTINUANCE
Form 7
(Part 1A of the Companies Act)

1	Corporate name of company	2	Date of incorporation
	PAPIER CASCADES INC. CASCADES PAPER INC.		March 26, 1964
3
Judicial district of Quebec where the company has established its head office

        Drummond

4
Description of share capital

        See Schedule 1 attached hereto

5
Restrictions on the transfer of shares, if any

        N/A

6
Number (or minimum and maximum numbers) of directors

        Minimum: 1 — Maximum: 25

7
Restrictions on its activities, if any

        N/A

8
Other provisions

        The corporate name has been changed for CASCADES INC.

Signature of Authorized Director	(signed) Bernard Lemaire	Title of Signatory	President and Director	Date	October 21, 1982

Reserved to the Minister
Date of Filing			File Number 1184-1335

Quebec

FILED ON

1982 10 26

THE DIRECTOR OF COMPANIES

CASCADES INC.

SCHEDULE l

AMENDMENTS AND DESCRIPTION OF SHARE CAPITAL OF THE COMPANY

1.
The share capital of the Company is amended as follows:

        1.1    By cancelling three thousand two hundred and ninety-seven (3,297) authorized but unissued Common Shares having a par value of ten dollars ($10) each;

        1.2    By cancelling seven hundred and sixty (760) previously authorized and fully issued and redeemed Class "A" Shares having a par value of one hundred dollars ($100) each, as well as the privileges and restrictions attached to such Class "A" Shares;

        1.3    By cancelling one hundred thousand (100,000) authorized but unissued Class "B" Shares having a par value of one dollar ($1) each, and one hundred and fifty thousand (150,000) previously authorized and fully issued and redeemed Class "B" Shares having a par value of one dollar ($1) each, as well as the privileges and restrictions attached to such Class "B" Shares;

        1.4    By increasing the number of Common Shares such that the number of Common Shares in the authorized share capital of the Company becomes unlimited;

        1.5    By changing the Common Shares having a par value of ten dollars ($10) each in the authorized share capital of the Company into Common Shares having no par value;

        1.6    By increasing the amount of the share capital of the Company to provide that such amount, which is currently three hundred and sixty-seven thousand dollars ($367,000), become unlimited;

        1.7    By creating an unlimited number of Class "A" Preferred Shares with no par value, issuable in series;

        1.8    By creating an unlimited number of Class "B" Preferred Shares with no par value, issuable in series; and

        1.9    By subdividing the eight hundred and three (803) Common Shares with no par value in the share capital of the Company currently issued and outstanding into four million (4,000,000) Common Shares with no par value in the share capital of the Company.

2.
Consequently, the share capital of the Company shall be as of now composed of:

        2.1    An unlimited number of Common Shares with no par value, four million (4,000,000) of which are currently issued and outstanding as fully-paid shares;

        2.2    An unlimited number of Class "A" Preferred Shares with no par value, issuable in series, none of which are currently issued; and

        2.3    An unlimited number of Class "B" Preferred Shares with no par value, issuable in series, none of which are currently issued.

3.
The rights, privileges, conditions and restrictions to be attached as of now to the Common Shares, the Class "A" Preferred Shares and the Class "B" Preferred Shares are described hereinafter.

COMMON SHARES

4.
The Common Shares grant their holders the following rights:

  VOTING

        4.1    To vote on the basis of one vote per share at all shareholders meetings, except for meetings where only the holders of specific classes of shares are entitled to vote;

  DIVIDENDS

        4.2    Subject to the rights of the holders of other classes of shares, to receive the dividends declared by the Company; and

  LIQUIDATION

        4.3    To share in the remainder of the property upon liquidation of the Company.

CLASS "A" AND CLASS "B" PREFERRED SHARES

5.
The rights, privileges, conditions and restrictions attached to the Class "A" and Class "B" Preferred Shares of the Company are as follows:

  ISSUANCE IN SERIES

        5.1    The Class "A" and Class "B" Preferred Shares are issuable in series as provided for hereinafter and rank equally within their respective classes as to dividends and capital.

        5.2    Subject to the provisions of the Companies Act and the following provisions, which apply to all series of Class "A" and Class "B" Preferred Shares, and to all conditions pertaining to any series of outstanding Class "A" or Class "B" Preferred Shares, the directors of the Company are entitled to determine, by way of resolution duly passed prior to the issue of Class "A" or Class "B" Preferred Shares of each series and with no requirement to pass by-laws ratified by shareholders, to divide into series the Class "A" or Class "B" Preferred Shares and to determine the number of shares per series as well as the designation, rights, privileges, restrictions and conditions of each series of Class "A" or Class "B" Preferred Shares, including, without limiting the generality of the foregoing, the rate, amount or calculation method and the terms of payment of the dividends, whether cumulative or not, as well as the redemption, retraction, purchase or conversion or redemption or sinking fund provisions.

        5.3    The directors must, prior to issuing Class "A" or Class "B" Preferred Shares of any series, amend the articles of the Company in order to set forth therein, as the case may be, the number and designation as well as the rights, privileges, conditions and restrictions determined for the Class "A" or Class "B" Preferred Shares of such series.

        5.4    Registered holders of any series of Class "A" or Class "B" Preferred Shares shall be entitled to receive, in each fiscal year of the Company or on any other basis, cumulative or non-cumulative preferred dividends payable at the time, at the rates and for such amounts and at the place or places determined by the directors with respect to each series prior to the issuance of any Class "A" or Class "B" Preferred Shares of such series.

        5.5    No dividend may be declared and paid or set aside for payment in a fiscal year on the Class "B" Preferred Shares, Common Shares or shares of any other class in the share capital of the Company ranking junior to the Class "A" Preferred Shares unless the current dividend and all accrued but unpaid dividends on all series of cumulative Class "A" Preferred Shares then outstanding and all dividends on all series of non-cumulative Class "A" Preferred Shares then outstanding have been declared and paid or set aside for payment.

        5.6    No dividend may be declared and paid or set aside for payment in a fiscal year on the Common Shares or shares of any other class in the share capital of the Company ranking junior to the Class "B" Preferred Shares unless the current dividend and all accrued but unpaid dividends on all series of cumulative Class "B" Preferred Shares then outstanding and all dividends on all series of non-cumulative Class "B" Preferred Shares then outstanding have been declared and paid or set aside for payment.

        5.7    Dividends on any series of cumulative Class "A" or Class "B" Preferred Shares shall start accruing as of a date falling within six (6) months following the respective date of issuance of each series to be determined, upon each issuance, by the directors prior to the issuance of the Class "A" and Class "B" Preferred Shares of such series and in the event such a date would not be determined, such dividend shall start accruing as of the date of issuance.

        5.8    Holders of Class "A" and Class "B" Preferred Shares shall not be entitled to any additional or extra dividend other than the specific preferred dividends determined with respect to each Series 1n the rights, privileges, restrictions and conditions attached to the Class "A" and Class "B" Preferred Shares of such series.

  LIQUIDATION, WINDING-UP OR DISSOLUTION

        5.9    In the event of the liquidation, winding-up or dissolution of the Company or any other distribution of its assets to its shareholders, the holders of Class "A" and Class "B" Preferred Shares shall be entitled to receive, out of the assets of the Company, the amount paid in consideration of each share held by them and, in the case of a series of cumulative Class "A" or Class "B" Preferred Shares, of all dividends then accrued thereon but unpaid and, in the case of a series of non-cumulative Class "A" or Class "B" Preferred Shares, of all dividends then declared thereon but unpaid, plus any other amount determined by the directors with respect to each series prior to the issuance of any Class "A" or Class "B"' Preferred Shares of such series. After receiving payment of the amounts to which they are entitled pursuant to the above provisions, the holders of Class "A" or C/ass "B" Preferred Shares shall no longer be entitled to share in any other distribution of assets.

        5.10    The holders of Class "A" Preferred Shares shall be entitled to receive the amounts mentioned above prior to the holders of Class "B" Preferred Shares, Common Shares and shares of any other class in the share capital of the Company ranking junior to the Class "A" Preferred Shares. The holders of Class "B" Preferred Shares shall have the same rights over the holders of Common Shares and shares of any other class in the share capital of the Company ranking junior to the Class "B" Preferred Shares.

        5.11    If the assets of the Company is insufficient to pay in full the amount payable to the holders of Class "A" and Class "B" Preferred Shares, such assets shall be prorated between the holders of Class "A" Preferred Shares then outstanding, in accordance with their respective rights, prior to the holders of Class "B" Preferred Shares.

        5.12    If the assets of the Company is sufficient to pay in full the amount payable to the holders of Class "A" Preferred Shares but insufficient to pay in full the amount payable to the holders of Class "B" Preferred Shares, any remaining property of the Company shall be prorated between the holders of Class "B" Preferred Shares then outstanding, in accordance with their respective rights.

  VOTING RIGHTS

        5.13    Except for any contrary provisions specifically provided for herein and in the Companies Act, the holders of Class "A" and Class "B" Preferred Shares shall not be entitled as such to receive notice of shareholders' meetings or to vote or attend thereat.

  CREATION OR ISSUANCE OF SHARES RANKING SENIOR OR EQUAL

        5.14    The Company shall not, without the prior consent of the holders of Class "A" Preferred Shares as a class given as provided for hereinafter (but always subject to any other requirement of the Companies Act), create shares of other classes ranking prior or equal to the Class "A" Preferred Shares. The Company shall not, without the prior consent of the holders of Class "A" Preferred Shares as a class given as provided for hereinafter (but always subject to any other requirement of the Companies Act), issue additional series of Class "A" Preferred Shares or shares of any other classes ranking prior or equal to the Class "A" Preferred Shares, unless at the date of such issuance all cumulative dividends up to and including the payment of dividends for the last completed period for which such cumulative dividends are payable have been declared and paid or set aside for payment with respect to each series of cumulative Class "A" Preferred Shares then issued and outstanding and unless any declared but unpaid non-cumulative dividend have been paid or set aside for payment with respect to each series of non-cumulative Class "A" Preferred Shares then issued and outstanding.

        5.15    The Company shall not, without the prior consent of the holders of Class "B" Preferred Shares as a class given as provided for hereinafter (but always subject to any other requirement of the Companies Act), create shares of other classes ranking prior or equal to the Class "B" Preferred Shares, except for any Class "A" Preferred Shares of any series which the directors are authorized to issue. The Company shall not, without the prior consent of the holders of Class "B" Preferred Shares as a class given as provided for hereinafter (but always subject to any other requirement of the Companies Act), issue additional series of Class "B" Preferred Shares or shares of any other classes ranking prior or equal to the Class "B" Preferred Shares unless at the date of such issuance all cumulative dividends up to and including the payment of dividends for the last completed period for which such cumulative dividends are payable have been declared and paid or set aside for payment with respect to each series of cumulative Class "B" Preferred Shares then issued and outstanding and unless any declared but unpaid non-cumulative dividend shall have been paid or set aside for payment with respect to each series of non-cumulative Class "B" Preferred Shares then issued and outstanding.

  AMENDMENTS AND APPROVAL BY THE HOLDERS OF CLASS "A" AND CLASS "B" PREFERRED SHARES

        5.16    The specific provisions hereof relating to Class "A" and Class "B" Preferred Shares as classes and those of paragraphs 5.16 to 5.21 inclusively, shall not be deleted, amended or supplemented, in whole or in part, without the approval of the holders of Preferred Shares of the relevant class given as provided for hereinafter.

        5.17    The approval of the holders of Class "A" and Class "B" Preferred Shares with respect to any matter mentioned above may be given in writing by the holders of all of the Preferred Shares of the relevant class then outstanding or by a resolution duly passed by at least 2/3 of the votes cast by or on behalf of the holders of Preferred Shares of the relevant class at a shareholders' meeting duly held to examine such matter. At that meeting, the holders of the majority of the Preferred Shares of the relevant class outstanding must be present or represented by proxy.

        5.18    If, however, at the meeting as originally called, the holders of the majority of the Preferred Shares of the relevant class are not present or represented by proxy within thirty (30) minutes following the time appointed for the holding of the meeting, the meeting shall then be adjourned to a date, time and place determined by the chairman of the meeting and at least fifteen (15) days later. At this adjourned meeting, the holders of Preferred Shares of the relevant class present or represented by proxy, whether or not they hold the majority of the Preferred Shares of the relevant class then outstanding, shall be entitled to deal with any matters for which the original meeting had been called and a resolution duly passed by at least 2/3 of the votes cast at that meeting shall then constitute the approval by the holders of the Preferred Shares of the relevant class mentioned above.

        5.19    Notice of the original meeting of the holders of Preferred Shares of the relevant class must be given at least fifteen (15) days prior to the date appointed for the holding of the meeting and describe the nature of the matters to be transacted and the text of any special resolution to be submitted to the meeting. In the event the meeting is adjourned for less than thirty (30) days, no notice other than the announcement made at the meeting shall be necessary. If the meeting is adjourned for more than thirty (30) days, a notice of the adjourned meeting shall be given pursuant to the by-laws of the Company. The procedure to be followed with respect to notices of meeting, whether original meetings or adjourned meetings, as well as the holding thereof shall be those prescribed by the by-laws of the Company pertaining to shareholders' meetings.

        5.20    If any provisions are deleted, amended or supplemented such as to particularly affect the rights of the holders of Class "A" or Class "B" Preferred Shares of any series differently from the way the rights of the holders of Class "A" or Class "B" Preferred Shares of any other series are affected, such deletions, amendments and supplements shall then require, in addition to being approved by the holders of Class "A" or Class "B" Preferred Shares as indicated above, the approval of the holders of the Class "A" or Class "B" Preferred Shares of the series so affected. This approval may be given in writing by the holders of all of the Class "A" or Class "B" Preferred Shares of such series or by a resolution passed by at least 2/3 of the votes cast at a meeting of the holders of the Class "A" or Class "B" Preferred Shares of such series, and the provisions with respect to the holding of such meeting as described above shall apply, mutatis mutandis.

        5.21    At any meeting of the holders of Class "A" or Class "B" Preferred Shares held with or without series distinction, each holder shall be entitled to one vote for each Class "A" or Class "B" preferred share held by him.

RECORD DATE FOR THE PAYMENT OF DIVIDENDS

        6.     The directors may determine in advance, within thirty (30) days preceding the payment of dividends, the ultimate record date to determine the shareholders entitled to receive dividends. Only shareholders registered on the record date shall be entitled to receive payment of such dividends notwithstanding any transfer of shares which may be made in the books of the Company after that date.